UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06693

Nuveen Select Tax-Free Income Portfolio 3
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: Date: March 31

Date of reporting period: March 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 March 2020

Nuveen Municipal Closed-End Funds

NXP	Nuveen Select Tax-Free Income Portfolio
NXQ	Nuveen Select Tax-Free Income Portfolio 2
NXR	Nuveen Select Tax-Free Income Portfolio 3
NXC	Nuveen California Select Tax-Free Income Portfolio
NXN	Nuveen New York Select Tax-Free Income Portfolio

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Chair’s Letter
to Shareholders
Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with all whose lives have been affected by the disease and its economic fallout. The extreme “social distancing” efforts needed to contain the coronavirus are causing a severe contraction in economic activity and amplifying market volatility, as global supply chains and consumer and business demand have been significantly disrupted. With some regions of the world having appeared to “flatten the curve” of infections, governments and public health officials face the extraordinary challenge of balancing the resumption of economic activity with public safety, in a way that minimizes the potential for a second wave of outbreaks. The spike in market volatility during March and the strong rally that followed in April may be indicative of the large swings in both directions that are likely to continue as markets digest new information and seek more clarity.
While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Some areas of the global economy were already on the mend prior to the coronavirus epidemic. Momentum could pick up again as factories come back online and consumer demand resumes once the virus is under control and temporary bans on movement and travel are lifted. Central banks and governments around the world have announced economic stimulus measures. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. Additional aid will likely be approved in the months ahead.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial advisor, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
May 22, 2020

Portfolio Managers’ Comments

Nuveen Select Tax-Free Income Portfolio (NXP)
Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
Nuveen Select Tax-Free Income Portfolio 3 (NXR)
Nuveen California Select Tax-Free Income Portfolio (NXC)
Nuveen New York Select Tax-Free Income Portfolio (NXN)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers Michael S. Hamilton and Scott R. Romans, PhD, discuss U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of the Nuveen Select Portfolios (the “Funds”). Michael has managed the three national Funds since 2016, while Scott has managed NXC since 2003 and NXN since 2011.
What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended March 31, 2020?
The longest economic expansion in U.S. history came to an abrupt halt in early 2020 amid the coronavirus pandemic. To slow the spread of the virus, large portions of the economy were shut down, with companies closing either temporarily or permanently and most of the U.S. population under stay-at-home orders (as of the end of March 2020). The disruption has been swift and severe, and is expected to tip the economy into recession, a several months’ long contraction across the broad economy. For the first quarter of 2020, the Bureau of Economic Analysis reported that annualized gross domestic product (GDP) shrank 4.8%, according to its “advance” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Previously, the economy had been expanding at a moderate clip. GDP grew at an annualized rate of 2.1% in the fourth quarter of 2019 and grew 2.3% in 2019 overall.
Consumer spending, the largest driver of the economy, was well supported earlier in this reporting period by low unemployment, wage gains and tax cuts. However, the coronavirus containment measures drove a significant drop in consumer spending and a sharp rise in unemployment in the final month of the quarter. The Bureau of Labor Statistics said the unemployment rate rose to 4.4% in March 2020 from 3.8% in March 2019 and job gains averaged around 118,000 per month for the past twelve months, as the

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
economy lost 701,000 jobs in March 2020. Average hourly earnings grew at an annualized rate of 3.1% in March 2020. However, the overall trend of inflation remained subdued, and registered a notably slower rate in March 2020 due to falling gasoline prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.5% over the twelve-month reporting period ended March 31, 2020 before seasonal adjustment.
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, although the most recent data do not yet reflect the shutdown. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 4.2% year-over-year in February 2020 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 2.9% and 3.5%, respectively.
With economic momentum slowing in 2019 from 2018’s stronger pace, the U.S. Federal Reserve (Fed) left rates unchanged throughout the first half of 2019 then cut rates by 0.25% at each of the July 2019, September 2019 and October 2019 policy committee meetings. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing. The Fed continued its Treasury bill buying in January 2020, as well as left its benchmark interest rate unchanged, while noting the emerging coronavirus risks. As the outbreak spread to the U.S. and significant restrictions on social and economic activity were imposed starting in March 2020, the Fed enacted an array of emergency measures to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. Meanwhile, the U.S. government approved three aid packages, totaling more than $100 billion in funding to health agencies and employers offering paid leave and $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments.
While trade and tariff policy drove market sentiment for most of the twelve-month reporting period, the outbreak of the novel coronavirus and its associated disease COVID-19 rapidly dwarfed all other market concerns as the reporting period was closing. Equity and commodity markets sold-off and safe-haven assets rallied as China, other countries and then the United States initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility.
Prior to the virus outbreak, global markets had become more bullish on the outlook for 2020 as trade policy and Brexit appeared to make progress at the end of 2019. The U.S. and China agreed on a partial trade deal, which included rolling back some tariffs, increasing China’s purchases of U.S. agriculture products and the consideration of intellectual property, technology and financial services rights. The “phase one” deal was signed on January 15, 2020. While much of the focus remained on the U.S.-China relationship, trade spats between the U.S. and Mexico, the European Union (EU), Brazil and Argentina also arose throughout the reporting period. In January 2020, the U.S. Congress fully approved the U.S., Mexico and Canada Agreement (USMCA), which replaces the North American Free Trade Agreement. With more clarity on trade deals, the trade-related deterioration in global manufacturing and export data was expected to improve. However, the COVID-19 crisis has since upended those assumptions.
Investors also remained watchful of local political dynamics around the world. In the U.K., the Conservative Party won a large majority in the December 2019 general election and Parliament passed the Brexit Bill days later, facilitating the U.K.’s exit from the EU at the end of January 2020. In Italy, the prime minister unexpectedly resigned in August 2019, and the newly formed coalition government appeared to take a less antagonistic stance towards the EU. Europe’s traditional centrist parties lost seats in the May 2019 Parliamentary elections and populist parties saw marginal gains. Europe also contended with the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey. Anti-government protests erupted across Latin America, Hong Kong and Lebanon during 2019. Venezuela’s economic and political crisis deepened. Argentina surprised the market with the return of a less market-friendly administration. Brazil’s Bolsonaro administration achieved a legislative win on pension reform and kept the economy on a path of modest growth. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.
Despite the severe sell-off in March 2020, municipal bonds managed positive performance over the twelve-month reporting period. For most of the reporting period, a significant decline in interest rates drove municipal bond prices higher, with positive technical and fundamental conditions also supporting credit spread tightening. Prior to the emergence of the novel coronavirus, interest rates had been pressured lower by signs that the economy’s momentum was slowing, a more dovish central bank policy, geopolitical tensions (especially regarding trade) and bouts of equity market volatility. Then, from late February through March 2020, coronavirus risks permeated the markets, sending U.S. Treasury yields to historic lows. Rate volatility increased sharply in that six-week period. As liquidity became stressed, investors began to liquidate any asset possible, including municipal bonds. Municipal bond prices declined rapidly, amid rampant selling across both the high grade and high yield segments that was exacerbated in some cases by exchange-traded fund and closed-end fund selling. Credit spreads widened significantly during the March 2020 sell-off, ending the month above their long-term average. In the final weeks of the reporting period, monetary and fiscal interventions from the Fed and U.S. government helped the market stabilize, although prices remained meaningfully off their pre-crisis levels. The U.S. Treasury yield curve flattened overall, with a portion of the curve temporarily inverting (i.e. longer rates were lower than shorter rates, the opposite of normal) from late August 2019 to late September 2019. The municipal yield curve also flattened overall during the reporting period, as yields on longer maturities fell more than those of shorter maturities.
Prior to the market turmoil in March 2020, municipal bond gross issuance nationwide had been robust. The overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 30% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been adequate, the net has not and this was an overall positive technical factor on municipal bond investment performance in recent years. Notably, taxable municipal bond issuance increased

Portfolio Managers’ Comments (continued)
meaningfully in 2019. The Tax Cut and Jobs Act of 2017 prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds. However, municipalities have taken advantage of the low interest rate environment and the strong demand for yield to issue taxable municipal debt, enabling them to save on net interest costs.
Demand for municipal bonds was strong for most of this reporting period. Municipal bonds took in consistently positive cash flows in calendar year 2019 and the first two months of 2020. However, fund flows turned more volatile in March 2020, as markets began to digest the coronavirus impact. Low interest rates in the U.S. and globally have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as tax payers have begun to assess the impact of the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds in 2019 to date, especially in states with high income taxes and/or property taxes.
How were the economic and market environments in California and New York during the twelve-month reporting period ended March 31, 2020?
California’s $2.7 trillion economy is the largest in the United States and ranks fifth in the world, according to the International Monetary Fund. California job growth continues to outpace the national average, but at a slower pace as the economy enters late stage expansion. California’s economy is driven by high technology, international trade and tourism but is also supplemented by better residential construction and real estate conditions. The state’s unemployment rate was 5.3% as of March 2020, up from 4.2% the year prior, and the gap between California and the nation’s 4.4% unemployment rate increased. According to the S&P CoreLogic Case-Shiller Index, home prices in San Diego, Los Angeles and San Francisco rose 4.6%, 3.7% and 3.4%, respectively, over the twelve months ended February 2020 (most recent data available at the time this report was prepared), compared with an average increase of 4.2% nationally. The enacted Fiscal Year 2020 (Fiscal Year end is June 30, 2020) general fund budget totals $147.8 billion, which is 3.6% higher than the revised Fiscal Year 2019 budget and 69% higher than the 2010 budget. Strong revenue growth due to a strengthening economy and stock market have enhanced the state’s fiscal position. The budget pays down budgetary debts, makes supplemental payments to pay down unfunded retiree liabilities and funds new affordable housing efforts and education. It also transfers $2.2 billion to the rainy day fund, increasing it to $16.5 billion (or 10% of general fund revenues) for Fiscal Year 2020. Due to the COVID-19 crisis, the state’s budget will be impacted to a varying degree as tax receipts are reduced and the expense to fight the virus increases (subsequent to the end of the reporting period, California announced a $54 billion budget deficit). As of February 2020, Standard & Poor’s affirmed its AA-/Stable rating and outlook on California general obligation (GO) debt and Moody’s Investors Service affirmed its state GO rating of Aa2 with a stable outlook. Moody’s upgraded the State’s GO on October 14, 2019 to Aa2, citing its “continued expansion of the state's massive, diverse and dynamic economy and corresponding growth in revenue. The action also recognizes the state government's disciplined approach to managing revenue growth indicated by its use of surplus funds to build reserves and pay down long-term liabilities.”
New York State’s $1.7 trillion economy represents 8.0% of U.S. gross domestic product and, according to the International Monetary Fund, would be the eleventh largest economy in the world on a stand-alone basis. As of March 2020, the state’s unemployment rate registered 4.5%, slightly above the national average of 4.4% for the same period. Prior to the COVID-19 crisis, New York State’s financial profile had generally improved over the past decade, though Fiscal Year 2019 did post a General Fund deficit. On a significant positive note, New York State has collected approximately $12.7 billion in various settlements and assessments from the financial industry for alleged past misconduct. Proceeds from those settlements have been used to bolster reserves, foster economic development upstate and provide funds for the replacement of the Tappan Zee Bridge. On April 2, 2020 (subsequent to the close of this reporting period), the State adopted a $177 billion budget for Fiscal Year 2021, which is 0.9% larger than the adopted budget for Fiscal Year 2020 (New York State Fiscal Year End was March 31, 2020). The Fiscal Year 2021 budget contains appropriations for all State debt service, no new taxes and holds school funding basically level. In response to the uncertainty surrounding the impact of the COVID-19 crisis, the budget legislation authorizes up to $11 billion of borrowing if necessary and also authorizes the State Budget Director to make spending reductions should they be required. While revenue shortfalls and expenditure reductions seem likely, the extent of these is unknown at this time and will be influenced by such variables as the length of the crisis and the amount of federal aid received. New York is a high-income state, with per-capita income at 126% of the U.S. average, third-highest among the 50 states. New York is a heavily indebted state. According to Moody’s, New York ranked 5th in the nation in debt per capita in 2018 (NY: $3,247; median: $1,068), 8th in debt per capita as a percentage of personal income (NY: 5.0%; median: 2.2%) and 9th in debt to gross state domestic product (NY: 3.9%; median: 2.1%). The state’s pensions have traditionally been well funded, with a combined funding ratio of 98.6% in Fiscal Year 2019. On April 9, 2020 (subsequent to the close of this reporting period), Moody’s affirmed its “Aa1” rating on New York State, but changed its outlook to negative citing the uncertainty surrounding the revenue impacts of the COVID-19 crisis. S&P confirmed its “AA+” rating and stable outlook for New York State on April 17, 2020 (subsequent to the close of this reporting period), citing the State’s strong financial management. Due to the COVID-19 crisis, the state’s budget will be impacted to a varying degree as tax receipts are reduced and the expense to fight the virus increases.
What key strategies were used to manage the Funds during the twelve-month reporting period ended March 31, 2020?
Each Fund seeks to provide current income and stable dividends, exempt from regular federal and designated state income taxes, where applicable, consistent with the preservation of capital by investing primarily in a portfolio of municipal obligations. Under normal market conditions, NXC and NXN invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax and a single state’s personal income tax. The Funds may invest up to 20% in municipal securities that are exempt from regular federal income tax, but not from that single state’s income tax if, in the Portfolio Manager’s judgement, such purchases are expected to enhance the Fund’s after-tax total return potential. To the extent that the Funds invest in bonds of municipal issuers located in other states, each Fund may have income that is not exempt from state personal income tax.
For most of the reporting period, a favorable macroeconomic backdrop, strong demand, narrowing credit spreads and falling interest rates supported municipal bond performance. However, the coronavirus pandemic and the shutdown of the economy introduced significant uncertainty about the future of economic growth and impact to municipal credit fundamentals. As the nearer-term impacts began to materialize, we looked for relative value and income enhancement opportunities among credits we believe may demonstrate resilience over the long term.
The three national Funds bought a mix of both long (22 years and longer) and short (5 years and shorter) duration bonds, as we were comfortable with the overall portfolio duration. We also tactically purchased variable rate demand notes (VRDNs) in March 2020, when short-term yields for VRDNs temporarily spiked. To fund our buying in the reporting period, we used the proceeds from maturing and called bonds, as well as from the sale of very short maturity (less than one year) paper. While we did not make major changes to the three Funds’ overall positioning, we would note that the Funds’ tobacco exposure declined during the reporting period. The state of Ohio called its legacy Buckeye Tobacco settlement bonds, which NXP, NXQ and NXR owned, and while we purchased some of the replacement bonds it was at a lower allocation than the original position.

Portfolio Managers’ Comments (continued)
In addition, NXP, NXQ and NXR now hold Energy Harbor common stock, after FirstEnergy Solutions successfully emerged from bankruptcy and the restructured company was renamed Energy Harbor. The Fund received Energy Harbor stock when its holding of bonds issued by FirstEnergy Solutions was converted into Energy Harbor equity as part of its debt reorganization and emergence from bankruptcy protection, which was completed in February 2020. Over time, we expect to sell these shares and reinvest the proceeds into municipal bonds.
The two state Funds’ overall positioning remained stable throughout the reporting period. Marginal changes included rotating some of NXC’s and NXN’s exposure out of their respective state’s tobacco settlement bonds and into Puerto Rico bonds, which offered a relatively more favorable long-term credit outlook. Although we continued to emphasize 5% coupon bonds, the California municipal market provided opportunities for NXC to add 3% to 4% coupon structures in this reporting period. Before the health crisis, NXC added some relative value opportunities in lower rated housing, airline facilities and airports. Called and maturing bonds provided most of the proceeds to buy new bonds. NXC also sold some state general obligation (GO) bonds that were overvalued. When the market came under stress toward the end of the reporting period, we took advantage of price dislocations to sell high grade, lower yielding paper and buy lower rated, higher yielding multi-family housing, charter school and toll road bonds. Market conditions in March 2020 were also favorable for one-for-one bond exchanges, where we sold depreciated bonds to buy similarly structured bonds offering higher yields and capture tax advantages for the Fund. We used this exchanging strategy principally in NXC’s Puerto Rico holdings.
Trading in NXN was less active compared to NXC, due to differences in the two states’ market opportunities. Like the California Fund, the New York Fund also rotated some of its tobacco exposure into Puerto Rico bonds earlier in the reporting period. Pre-crisis, we purchased lower rated, higher yielding real estate-backed bonds in New York City and some education credits, funded mainly from the proceeds of called and maturing bonds. In the market sell-off, we also sold LaGuardia airport bonds backed by airlines’ leases at a loss and bought the same names offering higher yields, to support the Fund’s income earnings capability and capture tax efficiencies for the portfolio.
As of March 31, 2020, NXN continued to use inverse floating rate securities, while NXP and NXQ unwound the use of inverse floating rate securities during the reporting period. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the Funds perform during the twelve-month reporting period ended March 31, 2020?
The tables in the Funds’ Performance Overview and Holding Summaries section of this report provide the Funds’ total return for the one-year, five-year and ten-year periods ended March 31, 2020. The Funds’ total returns on common share net asset value (NAV) are compared with the performance of corresponding market indexes.
For the twelve months ended March 31, 2020, the total returns on common share NAV for NXC outperformed the national S&P Municipal Bond Index’s return and the California state index’s returns, and NXN underperformed the national S&P Municipal Bond Index’s return and the New York state index’s returns. The three national Funds, NXP, NXQ and NXR, outperformed the national S&P Municipal Bond Index during the twelve-month period reporting period.

The factors affecting performance in this reporting period included duration and yield curve positioning, credit ratings allocations and sector positioning. In addition, the use of leverage through inverse floating rate securities affected the performance of NXP, NXQ and NXN. NXR and NXC did not use leverage in this reporting period.
Duration and yield curve positioning was favorable for the three national Funds. In all three Funds, an underweight allocation to 8 years and shorter durations and an overweight allocation to the longest durations added value. NXC also benefited from its positioning emphasizing longer durations, as the longer duration bonds outperformed. For NXN, duration and yield curve positioning was a less meaningful positive contributor. NXN also emphasized longer duration bonds, but in New York’s municipal market, the intermediate range (6 to 10 years) performed best, followed by 10 years and longer, while shorter durations were the weakest performing segment.
Credit quality allocation contributed marginally to NXP’s relative performance but detracted from the relative performance of NXQ and NXR. NXP’s holdings in longer duration AA and BBB rated bonds were well positioned for the prevailing market conditions, which helped offset the drag from credit spread widening. For NXQ, NXR, NXC and NXN, their allocations to lower rated, higher yielding bonds were hurt by the significant credit spread widening in March 2020, which offset the benefit of the prior 11 months of spread narrowing. NXQ and NXR had particularly unfavorable results from bonds rated BBB and lower, while NXC and NXN were most affected by bonds rated single A and lower. Timing issues also explain some of NXQ and NXR’s lagging performance, i.e., bonds bought in February 2020 were among the weaker performers.
Sector allocation was the strongest positive contributor to the three national Funds in this reporting period. NXP and NXR benefited from holdings in the tax supported sector, especially dedicated tax and incremental tax bonds. The two Funds were overweight in both the dedicated tax and incremental tax subsectors, as well as held longer duration bonds within those sectors, and this positioning was advantageous to performance. Likewise, NXQ was aided by an overweight in the dedicated tax subsector and the long duration bonds held within the subsector. The local GO sector also helped NXQ’s relative performance, as an underweight to this lagging sector was beneficial, as were our holdings of longer duration local GO bonds that outperformed. NXC had favorable results from the tax supported and health care sectors, and NXN’s allocations to the utilities, tax supported and multi-family housing sectors added value.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of March 31, 2020. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NXP	NXQ	NXR	NXC	NXN
April 2019	$0.0455	$0.0420	$0.0435	$0.0410	$0.0395
May	0.0455	0.0420	0.0435	0.0410	0.0395
June	0.0455	0.0420	0.0435	0.0437	0.0395
July	0.0455	0.0420	0.0435	0.0437	0.0395
August	0.0455	0.0420	0.0435	0.0437	0.0395
September	0.0455	0.0420	0.0435	0.0437	0.0395
October	0.0455	0.0420	0.0435	0.0437	0.0395
November	0.0455	0.0420	0.0435	0.0437	0.0395
December	0.0455	0.0420	0.0435	0.0437	0.0395
January	0.0455	0.0420	0.0435	0.0437	0.0395
February	0.0455	0.0420	0.0435	0.0437	0.0395
March 2020	0.0455	0.0420	0.0435	0.0437	0.0395
Total Distributions from Net Investment Income	$0.5460	$0.5040	$0.5220	$0.5190	$0.4740

Yields
Market Yield*	3.65%	3.55%	3.39%	3.62%	3.75%
Taxable-Equivalent Yield*	6.11%	5.91%	5.70%	7.88%	7.42%

*  Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 40.8%, 40.8%, 40.8%, 54.1% and 49.6% for NXP, NXQ, NXR, NXC and NXN, respectively. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, common shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.
CHANGE IN METHOD OF PUBLISHING NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
During November 2019, the Nuveen Closed-End Funds discontinued the practice of announcing Fund distribution amounts and timing via press release. Instead, information about the Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders will be posted and can be found on Nuveen’s enhanced closed-end fund resource page, which is at www.nuveen.com/closed-end-fund-distributions, along with other Nuveen closed-end fund product updates. Shareholders can expect regular distribution information to be posted on www.nuveen.com on the first business day of each month. To ensure that our shareholders have timely access to the latest information, a subscribe function can be activated at this link here, or at this web page (www.nuveen.com/en-us/people/about-nuveen/for-the-media).
COMMON SHARE REPURCHASES
During August 2019, the Funds’ Board of Trustees reauthorized an open-market common share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.
As of March 31, 2020, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NXP	NXQ	NXR	NXC	NXN
Common shares cumulatively repurchased and retired	—	—	—	—	—
Common shares authorized for repurchase	1,655,000	1,770,000	1,305,000	635,000	390,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of March 31, 2020, and during the current reporting period, the Funds’ common share prices were trading at a premium/ (discount) to their common share NAVs as shown in the accompanying table.

	NXP	NXQ	NXR	NXC	NXN
Common share NAV	$15.77	$15.03	$16.28	$15.43	$13.99
Common share price	$14.97	$14.21	$15.40	$14.50	$12.65
Premium/(Discount) to NAV	(5.07)%	(5.46)%	(5.41)%	(6.03)%	(9.58)%
12-month average premium/(discount) to NAV	(1.71)%	(4.20)%	(3.89)%	(2.69)%	(3.79)%

Risk Considerations and Investment Policy Updates
Risk Considerations
Fund common shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Select Tax-Free Income Portfolio (NXP)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund common shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXP.
Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund common shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXQ.
Nuveen Select Tax-Free Income Portfolio 3 (NXR)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund common shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXR.
Nuveen California Select Tax-Free Income Portfolio (NXC)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund common shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXC.
Nuveen New York Select Tax-Free Income Portfolio (NXN)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund common shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXN.

Investment Policy Updates
New Temporary Investment Policy
NXC and NXN have adopted the following policy regarding its temporary investments.
NXC and NXN may temporarily depart from its normal investment policies and strategies – for instance, by allocating up to 100% of its assets to cash equivalents, short-term investments, or municipal bonds that do not comply with a Fund’s Name Policy – in response to adverse or unusual market, economic, political or other conditions. Such conditions could include a temporary decline in the availability of municipal bonds that comply with a Fund’s Name Policy. During these periods, the weighted average maturity of a Fund’s investment portfolio may fall below the defined range described in the respective Fund Summary under “Principal Investment Strategies” and a Fund may not achieve its investment objective to distribute income that is exempt from regular federal and state personal income tax.

NXP	Nuveen Select Tax-Free Income Portfolio
Performance Overview and Holding Summaries as of March 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of March 31, 2020

	Average Annual
	1-Year	5-Year	10-Year
NXP at Common Share NAV	5.19%	4.46%	5.31%
NXP at Common Share Price	5.89%	4.50%	4.54%
S&P Municipal Bond Index	3.78%	3.17%	4.21%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.3%
Common Stocks	0.3%
Short-Term Municipal Bonds	0.8%
Other Assets Less Liabilities	0.6%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	7.9%
AAA	6.0%
AA	38.8%
A	26.6%
BBB	12.0%
BB or Lower	6.2%
N/R (not rated)	2.2%
N/A (not applicable)	0.3%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	31.0%
Tax Obligation/General	16.0%
Transportation	14.8%
Health Care	12.4%
Education and Civic Organizations	7.7%
U.S. Guaranteed	5.4%
Other	12.7%
Total	100%

States and Territories
(% of total municipal bonds)
California	16.1%
Texas	10.8%
Illinois	10.5%
New Jersey	10.0%
Colorado	6.0%
Connecticut	5.4%
Massachusetts	4.1%
Washington	3.9%
Missouri	2.8%
Virginia	2.6%
Iowa	2.5%
Guam	2.5%
Ohio	2.1%
Arizona	2.1%
Other	18.6%
Total	100%

NXQ	Nuveen Select Tax-Free Income Portfolio 2
Performance Overview and Holding Summaries as of March 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of March 31, 2020

	Average Annual
	1-Year	5-Year	10-Year
NXQ at Common Share NAV	4.52%	4.10%	5.22%
NXQ at Common Share Price	5.57%	4.17%	4.59%
S&P Municipal Bond Index	3.78%	3.17%	4.21%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	97.0%
Common Stocks	0.3%
Short-Term Municipal Bonds	2.0%
Other Assets Less Liabilities	0.7%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	6.9%
AAA	6.4%
AA	31.1%
A	34.2%
BBB	14.3%
BB or Lower	5.1%
N/R (not rated)	1.7%
N/A (not applicable)	0.3%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	22.6%
Tax Obligation/General	20.9%
Transportation	19.6%
Health Care	14.8%
Education and Civic Organizations	6.3%
Other	15.8%
Total	100%

States and Territories
(% of total municipal bonds)
California	15.6%
Texas	10.6%
Illinois	9.9%
Colorado	7.1%
Massachusetts	6.5%
Washington	4.9%
Arizona	4.7%
Florida	4.6%
Connecticut	3.3%
Pennsylvania	3.0%
New Jersey	2.5%
Wisconsin	2.5%
Indiana	2.5%
Louisiana	2.4%
Other	19.9%
Total	100%

NXR	Nuveen Select Tax-Free Income Portfolio 3
Performance Overview and Holding Summaries as of March 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of March 31, 2020

	Average Annual
	1-Year	5-Year	10-Year
NXR at Common Share NAV	6.02%	4.71%	5.56%
NXR at Common Share Price	8.05%	4.53%	5.04%
S&P Municipal Bond Index	3.78%	3.17%	4.21%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.4%
Common Stocks	0.3%
Short-Term Municipal Bonds	0.5%
Other Assets Less Liabilities	0.8%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	14.3%
AAA	2.2%
AA	33.7%
A	29.2%
BBB	13.3%
BB or Lower	4.7%
N/R (not rated)	2.3%
N/A (not applicable)	0.3%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	24.6%
Tax Obligation/General	21.0%
Transportation	15.4%
Health Care	9.7%
U.S. Guaranteed	9.3%
Water and Sewer	6.5%
Education and Civic Organizations	5.3%
Other	8.2%
Total	100%

States and Territories
(% of total municipal bonds)
California	25.3%
Texas	9.6%
Illinois	8.9%
Massachusetts	7.2%
Washington	5.0%
Pennsylvania	4.8%
Colorado	4.4%
Connecticut	3.7%
Ohio	3.7%
New Jersey	2.9%
Virginia	2.9%
Florida	2.5%
Other	19.1%
Total	100%

NXC	Nuveen California Select Tax-Free
Income Portfolio
Performance Overview and Holding Summaries as of March 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of March 31, 2020

	Average Annual
	1-Year	5-Year	10-Year
NXC at Common Share NAV	4.86%	3.94%	5.67%
NXC at Common Share Price	6.26%	2.91%	5.86%
S&P Municipal Bond California Index	3.97%	3.29%	4.79%
S&P Municipal Bond Index	3.78%	3.17%	4.21%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	99.1%
Other Assets Less Liabilities	0.9%
Net Assets	100%

States and Territories
(% of total municipal bonds)
California	97.5%
Puerto Rico	1.4%
Virginia	1.1%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	23.4%
Tax Obligation/Limited	18.8%
Water and Sewer	13.7%
Transportation	11.8%
Health Care	10.1%
U.S. Guaranteed	9.2%
Utilities	7.0%
Other	6.0%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	9.2%
AAA	15.0%
AA	49.2%
A	10.8%
BBB	5.0%
BB or Lower	6.3%
N/R (not rated)	4.5%
Total	100%

NXN	Nuveen New York Select Tax-Free
Income Portfolio
Performance Overview and Holding Summaries as of March 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of March 31, 2020

	Average Annual
	1-Year	5-Year	10-Year
NXN at Common Share NAV	2.69%	2.97%	4.07%
NXN at Common Share Price	(3.18)%	1.63%	3.37%
S&P Municipal Bond New York Index	3.22%	2.99%	3.96%
S&P Municipal Bond Index	3.78%	3.17%	4.21%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	99.0%
Other Assets Less Liabilities	1.8%
Net Assets Plus Floating
Rate Obligations	100.8%
Floating Rate Obligations	(0.8)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
New York	95.5%
Guam	1.9%
Virginia	1.7%
Puerto Rico	0.9%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	21.7%
Transportation	18.5%
Education and Civic Organizations	16.5%
U.S. Guaranteed	10.4%
Water and Sewer	9.8%
Utilities	7.5%
Tax Obligation/General	5.2%
Other	10.4%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	10.2%
AAA	17.3%
AA	42.9%
A	5.4%
BBB	9.6%
BB or Lower	10.1%
N/R (not rated)	4.5%
Total	100%

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees
Nuveen Select Tax-Free Income Portfolio
Nuveen Select Tax-Free Income Portfolio 2
Nuveen Select Tax-Free Income Portfolio 3
Nuveen California Select Tax-Free Income Portfolio
Nuveen New York Select Tax-Free Income Portfolio:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen California Select Tax-Free Income Portfolio, and Nuveen New York Select Tax-Free Income Portfolio (the Funds), including the portfolios of investments, as of March 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of March 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2020, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois
May 29, 2020

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments
March 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.6%
	MUNICIPAL BONDS – 98.3%
	Alaska – 0.3%
$ 775	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	4/20 at 100.00	B3	$ 775,093
	Bonds, Series 2006A, 5.000%, 6/01/46
	Arizona – 2.0%
2,500	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West,	3/21 at 100.00	BBB+	2,554,750
	Series 2011B-1&2, 5.250%, 3/01/39
220	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	No Opt. Call	BB	212,648
	Basis Schools, Inc Projects, Series 2017D, 3.000%, 7/01/22, 144A
255	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	No Opt. Call	AA–	259,468
	Basis Schools, Inc Projects, Series 2017F, 3.000%, 7/01/26
350	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	No Opt. Call	AA–	361,855
	Math & Science Projects, Series 2018A, 4.000%, 7/01/22
185	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	No Opt. Call	BB+	182,023
	Paradise Schools Projects, Series 2016, 2.875%, 7/01/21, 144A
1,000	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	1/27 at 100.00	AA–	1,149,620
	Refunding Series 2016A, 5.000%, 1/01/38
625	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric	10/20 at 100.00	A–	629,812
	Power Company, Series 2010A, 5.250%, 10/01/40
5,135	Total Arizona			5,350,176
	Arkansas – 1.1%
6,555	Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas	No Opt. Call	Aa2	2,757,033
	Cancer Research Center Project, Series 2006, 0.000%, 7/01/46 – AMBAC Insured
	California – 16.0%
4,245	Anaheim City School District, Orange County, California, General Obligation Bonds,	No Opt. Call	AA	3,361,148
	Election 2002 Series 2007, 0.000%, 8/01/31 – AGM Insured
2,840	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	AA	2,303,297
	Project, Series 1997C, 0.000%, 9/01/30 – AGM Insured
3,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/23 at 100.00	AA– (4)	3,350,640
	Series 2013S-4, 5.000%, 4/01/38 (Pre-refunded 4/01/23)
2,310	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health	7/23 at 100.00	AA–	2,550,841
	System, Series 2013A, 5.000%, 7/01/33
1,630	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/23 at 100.00	Aa3	1,803,937
	Series 2013I, 5.000%, 11/01/38
2,645	Cypress Elementary School District, Orange County, California, General Obligation Bonds,	No Opt. Call	AA	1,927,253
	Series 2009A, 0.000%, 5/01/34 – AGM Insured
2,710	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	No Opt. Call	Aa3	2,256,834
	Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/28 – AMBAC Insured
3,030	Grossmont Union High School District, San Diego County, California, General Obligation	No Opt. Call	Aa2	2,781,600
	Bonds, Series 2006, 0.000%, 8/01/25 – NPFG Insured
1,000	Moreno Valley Unified School District, Riverside County, California, General Obligation	No Opt. Call	A+	952,210
	Bonds, Refunding Series 2007, 0.000%, 8/01/23 – NPFG Insured
1,160	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	Aa1	1,191,332
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (5)
4,390	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community	No Opt. Call	AA–	3,574,294
	Development Project, Series 1999, 0.000%, 8/01/29 – AMBAC Insured

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
March 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 1,700	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates	No Opt. Call	A+ (4)	$ 1,283,126
	of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured (ETM)
8,000	Poway Unified School District, San Diego County, California, General Obligation Bonds,	No Opt. Call	AA–	6,087,680
	School Facilities Improvement District 2007-1, Election 2008 Series 2009A, 0.000%, 8/01/33
1,350	San Diego Association of Governments, California, South Bay Expressway Toll Revenue	7/27 at 100.00	A	1,600,884
	Bonds, First Senior Lien Series 2017A, 5.000%, 7/01/42
675	San Diego County Regional Airport Authority, California, Airport Revenue Bonds,	7/29 at 100.00	A+	798,748
	Subordinate Series 2019B, 5.000%, 7/01/38 (AMT)
1,800	San Francisco City and County Public Utilities Commission, California, Water Revenue	11/24 at 100.00	Aa2	2,030,184
	Bonds, Non-WSIP, Series 2017A, 5.000%, 11/01/42
2,110	Sierra Sands Unified School District, Kern County, California, General Obligation Bonds,	No Opt. Call	AA	1,788,921
	Election of 2006, Series 2006A, 0.000%, 11/01/28 – FGIC Insured
1,195	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	4/20 at 100.00	B–	1,120,050
	Bonds, Series 2005A-1, 5.500%, 6/01/45
1,150	Woodside Elementary School District, San Mateo County, California, General Obligation	No Opt. Call	AAA	957,225
	Bonds, Election of 2005, Series 2007, 0.000%, 10/01/30 – AMBAC Insured
46,940	Total California			41,720,204
	Colorado – 5.9%
500	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &	No Opt. Call	N/R	506,655
	Improvement Series 2017, 5.000%, 12/01/21, 144A
1,780	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	1/23 at 100.00	BBB+ (4)	1,959,460
	Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
150	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	150,368
	Series 2019A-1, 4.000%, 8/01/44
2,630	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise	12/27 at 100.00	A+	3,138,852
	Revenue Bonds, Series 2017B, 5.000%, 12/01/47
1,935	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A+	2,130,977
	2013B, 5.000%, 11/15/43
250	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%,	No Opt. Call	A	196,307
	9/01/29 – NPFG Insured
12,500	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2006A, 0.000%,	9/26 at 54.77	A	5,674,375
	9/01/38 – NPFG Insured
2,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%,	9/20 at 50.83	A	1,005,740
	9/01/32 – NPFG Insured
620	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	712,219
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/35
22,365	Total Colorado			15,474,953
	Connecticut – 5.3%
690	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven	1/24 at 100.00	AA–	691,297
	Health Issue, Series 2014D, 1.800%, 7/01/49 (Mandatory Put 7/01/24)
2,500	Connecticut State, General Obligation Bonds, Green Series 2014G, 5.000%, 11/15/31	11/24 at 100.00	A1	2,833,900
1,000	Connecticut State, General Obligation Bonds, Refunding Series 2012E, 5.000%, 9/15/32	9/22 at 100.00	A1	1,071,730
1,000	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/26	No Opt. Call	A1	1,184,310
1,860	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes	10/23 at 100.00	A+	2,050,352
	Series 2013A, 5.000%, 10/01/30
1,625	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes,	9/24 at 100.00	A+	1,811,323
	Series 2014A, 5.000%, 9/01/34
3,000	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds,	11/24 at 100.00	Aa2	3,396,270
	Refunding Green Bond Series 2014A, 5.000%, 11/01/42

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
$ 750	University of Connecticut, General Obligation Bonds, Series 2015A, 5.000%, 3/15/31	3/26 at 100.00	A+	$ 881,078
12,425	Total Connecticut			13,920,260
	District of Columbia – 1.6%
1,975	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds,	10/22 at 100.00	AA+	2,154,962
	Subordinate Lien Series 2012A, 5.000%, 10/01/25
2,000	District of Columbia, Income Tax Secured Revenue Bonds, Refunding Series 2010A,	6/20 at 100.00	AAA	2,012,340
	5.000%, 12/01/24
3,975	Total District of Columbia			4,167,302
	Florida – 1.2%
2,070	Florida Development Finance Corporation, Florida, Surface Transportation Facility	No Opt. Call	Aaa	2,068,737
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019B, 0.620%, 1/01/49
	(Mandatory Put 6/18/20) (AMT)
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2019A, 5.000%,	10/29 at 100.00	A	1,134,800
	10/01/49 (AMT)
3,070	Total Florida			3,203,537
	Georgia – 0.5%
1,300	Brookhaven Development Authority, Georgia, Revenue Bonds, Children’s Healthcare of	7/29 at 100.00	AA+	1,400,373
	Atlanta, Inc Project, Series 2019A, 4.000%, 7/01/44
	Guam – 2.5%
3,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,	11/25 at 100.00	BB	2,947,170
	5.000%, 11/15/39
1,650	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A, 6.000%, 11/01/26	5/21 at 100.00	BB	1,686,861
1,740	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	A–	1,803,458
	2013, 5.250%, 7/01/25
6,390	Total Guam			6,437,489
	Idaho – 1.3%
3,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/24 at 100.00	A–	3,291,270
	Series 2014A, 5.000%, 3/01/44
	Illinois – 10.4%
	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities
	System Revenue Bonds, Series 1999A:
2,565	0.000%, 4/01/20 – NPFG Insured	No Opt. Call	Baa2	2,565,000
2,000	0.000%, 4/01/23 – NPFG Insured	No Opt. Call	Baa2	1,866,920
725	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	771,030
	Series 2016, 6.000%, 4/01/46
735	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues	12/21 at 100.00	BB	724,681
	Series 2011A, 5.000%, 12/01/41
735	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	751,780
	Refunding Series 2017C, 5.000%, 12/01/30
360	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB	389,732
	Series 2016B, 6.500%, 12/01/46
55	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated	No Opt. Call	Baa2	40,248
	Tax Revenues, Series 1998B-1, 0.000%, 12/01/28 – FGIC Insured
880	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A,	1/27 at 100.00	BBB+	946,317
	6.000%, 1/01/38
	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare,
	Series 2013:
2,100	4.000%, 8/15/33	8/22 at 100.00	AA+	2,198,112
2,245	5.000%, 8/15/43	8/22 at 100.00	AA+	2,378,241

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
March 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 260	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series	7/23 at 100.00	A–	$ 288,954
	2013A, 6.000%, 7/01/43
2,190	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/23	No Opt. Call	BBB	2,273,767
1,000	Kendall, Kane, and Will Counties Community Unit School District 308 Oswego, Illinois,	No Opt. Call	A2	939,600
	General Obligation Bonds, Series 2008, 0.000%, 2/01/24 – AGM Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
1,720	0.000%, 12/15/29 – NPFG Insured	No Opt. Call	BBB	1,278,579
45	0.000%, 6/15/30 (ETM)	No Opt. Call	N/R (4)	37,330
765	0.000%, 6/15/30	No Opt. Call	BBB	558,840
6,070	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	BBB	4,155,643
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	BBB	2,702,100
1,775	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/28	3/25 at 100.00	A	2,048,386
310	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	341,800
	6.000%, 10/01/42
31,535	Total Illinois			27,257,060
	Indiana – 0.9%
1,250	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/24 at 100.00	AA	1,422,563
	Series 2015A, 5.000%, 10/01/45
1,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/24 –	No Opt. Call	AA	943,180
	AMBAC Insured
2,250	Total Indiana			2,365,743
	Iowa – 2.5%
710	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	5/20 at 104.00	BB–	717,725
	Company Project, Series 2016, 5.875%, 12/01/26, 144A
830	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 105.00	BB–	851,513
	Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)
1,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C,	5/20 at 100.00	B–	980,970
	5.375%, 6/01/38
4,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	5/20 at 100.00	B–	3,955,760
	5.600%, 6/01/34
6,540	Total Iowa			6,505,968
	Kentucky – 1.0%
2,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist	8/21 at 100.00	A	2,604,575
	Healthcare System Obligated Group, Series 2011, 5.250%, 8/15/46
	Massachusetts – 4.1%
1,000	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series	7/28 at 100.00	A	1,179,330
	2018J-2, 5.000%, 7/01/43
1,625	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E,	11/23 at 100.00	A+	1,773,525
	5.000%, 11/01/43
200	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care	7/27 at 100.00	A–	194,538
	Obligated Group Issue, Series 2017L, 3.625%, 7/01/37
2,500	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Subordinated	2/26 at 100.00	AA+	2,899,800
	Series 2019A, 5.000%, 2/15/49
2,415	Massachusetts State, Federal Highway Grant Anticipation Notes, Accelerated Bridge	6/27 at 100.00	AA+	2,849,917
	Program, Series 2017A, 5.000%, 6/01/47
1,650	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Series 2011C,	8/21 at 100.00	AA+ (4)	1,742,433
	5.250%, 8/01/42 (Pre-refunded 8/01/21)
9,390	Total Massachusetts			10,639,543

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 0.1%
$ 355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	AA–	$ 380,780
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39
	Missouri – 2.8%
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1:
1,165	0.000%, 4/15/23 – AMBAC Insured	No Opt. Call	AA	1,109,593
5,000	0.000%, 4/15/30 – AMBAC Insured	No Opt. Call	AA–	3,985,050
2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	2,202,280
	CoxHealth, Series 2013A, 5.000%, 11/15/38
8,165	Total Missouri			7,296,923
	Nevada – 0.1%
275	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project,	9/27 at 100.00	A–	323,868
	Series 2017A, 5.000%, 9/01/37
	New Hampshire – 0.5%
1,250	New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	A–	1,256,275
	Management Inc Project, Series 2003, 3.125%, 8/01/24 (AMT)
	New Jersey – 9.9%
940	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	AA	975,739
	Replacement Project, Series 2013, 5.125%, 1/01/39 – AGM Insured (AMT)
1,035	New Jersey Economic Development Authority, School Facilities Construction Financing	3/21 at 100.00	A–	1,066,112
	Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/22
1,380	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit	No Opt. Call	A–	1,462,441
	Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/23
260	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University	7/25 at 100.00	AA	284,903
	Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/29 – AGM Insured
35,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	AA	22,004,500
	Series 2006C, 0.000%, 12/15/34 – AGM Insured
38,615	Total New Jersey			25,793,695
	New Mexico – 1.3%
1,000	Farmington Municipal School District 5, San Juan County, New Mexico, General Obligation	9/25 at 100.00	Aa3	1,185,110
	Bonds, School Building Series 2015, 5.000%, 9/01/28
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony,	4/20 at 100.00	N/R	1,001,280
	Series 2007A, 5.250%, 9/01/42 (AMT)
1,035	University of New Mexico, Revenue Bonds, Refunding & Improvement Subordinate Lien Series	6/26 at 100.00	AA–	1,175,325
	2016A, 4.500%, 6/01/36
3,035	Total New Mexico			3,361,715
	New York – 1.2%
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
25	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2 (4)	25,893
475	5.250%, 2/15/47	2/21 at 100.00	Aa2	489,525
1,100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/22 at 100.00	AA–	1,168,739
	Series 2002D-1, 5.000%, 11/01/27
780	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	BBB+	789,976
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
500	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B,	No Opt. Call	B–	529,000
	5.000%, 6/01/24
2,880	Total New York			3,003,133
	Ohio – 2.1%
230	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	246,882
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
360	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	319,950
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
March 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 1,975	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	CCC+ (4)	$ 2,190,512
	Revenue Bonds, Senior Lien Series 2007A-3, 6.250%, 6/01/37 (Pre-refunded 6/01/22)
1,500	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2011A,	11/20 at 100.00	A	1,538,655
	5.750%, 11/15/21
1,105	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien	2/23 at 100.00	Aa3 (4)	1,225,058
	Series 2013A-1, 5.000%, 2/15/48 (Pre-refunded 2/15/23)
1,000	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	3,750
	Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (6)
6,170	Total Ohio			5,524,807
	Oklahoma – 0.2%
435	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	502,590
	Project, Series 2018B, 5.000%, 8/15/38
	Oregon – 2.0%
590	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General	6/27 at 100.00	AA+	728,172
	Obligation Bonds, Convertible Deferred Interest Series 2017D, 5.000%, 6/15/36
515	Clackamas County Hospital Facility Authority, Oregon, Senior Living Revenue Bonds,	No Opt. Call	N/R	525,599
	Willamette View Project, Series 2017A, 4.000%, 11/15/23
500	Lake Oswego, Oregon, General Obligation Bonds, Series 2013, 5.000%, 6/01/26	6/23 at 100.00	AAA	558,590
750	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bond, Terwilliger Plaza,	No Opt. Call	BBB	772,875
	Inc, Refunding Series 2012, 5.000%, 12/01/22
1,365	Oregon Facilities Authority, Revenue Bonds, Reed College, Series 2017A, 4.000%, 7/01/41	7/27 at 100.00	Aa2	1,533,154
1,000	Oregon Facilities Authority, Revenue Bonds, Willamette University, Refunding Series	10/26 at 100.00	A–	1,143,110
	2016B, 5.000%, 10/01/40
4,720	Total Oregon			5,261,500
	Pennsylvania – 1.6%
1,225	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013,	1/24 at 100.00	A+	1,370,567
	5.000%, 1/01/37
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, State System of	6/26 at 100.00	Aa3	1,182,380
	Higher Education, Refunding Series 2016AT-1, 5.000%, 6/15/31
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special
	Revenue Bonds, Series 2010B-2:
555	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	568,858
295	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	302,366
640	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	A2 (4)	655,981
3,715	Total Pennsylvania			4,080,152
	Puerto Rico – 0.8%
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
1,000	4.750%, 7/01/53	7/28 at 100.00	N/R	944,160
900	5.000%, 7/01/58	7/28 at 100.00	N/R	877,455
360	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	338,047
	Restructured Cofina Project Series 2019A-2, 4.784%, 7/01/58
2,260	Total Puerto Rico			2,159,662
	Texas – 10.7%
2,795	Alamo Regional Mobility Authority, Texas, Vehicle Registration Fee Revenue Bonds, Senior	6/25 at 100.00	AA+	3,172,241
	Lien Series 2016, 5.000%, 6/15/46
250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011,	1/21 at 100.00	A– (4)	258,990
	6.000%, 1/01/41 (Pre-refunded 1/01/21)
110	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A–	119,485
	5.000%, 1/01/33
5,565	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier	10/23 at 100.00	A+ (4)	6,404,870
	Series 2013A, 5.500%, 4/01/53 (Pre-refunded 10/01/23)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 1,250	Harris County Flood Control District, Texas, Contract Tax Bonds, Refunding Series 2017A,	10/27 at 100.00	AAA	$ 1,439,250
	4.000%, 10/01/35
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
480	0.000%, 11/15/30 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	395,155
2,935	0.000%, 11/15/30 – NPFG Insured	No Opt. Call	Baa2	2,216,512
4,230	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 52.47	Baa2	1,965,216
	0.000%, 11/15/35 – NPFG Insured
4,015	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior	11/30 at 61.17	AA	1,970,562
	Lien Series 2001A, 0.000%, 11/15/38 – NPFG Insured
2,260	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/20 at 100.00	Baa1	2,231,908
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
150	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	10/21 at 105.00	BB–	153,507
	Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)
2,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital	1/25 at 100.00	A+	2,448,920
	Appreciation Series 2008I, 6.500%, 1/01/43
5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,	12/22 at 100.00	A3	5,229,750
	Series 2012, 5.000%, 12/15/26
31,040	Total Texas			28,006,366
	Virginia – 2.6%
960	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	A–	984,115
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	4.000%, 10/01/44
2,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	A–	2,487,700
	Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
1,000	5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	1,015,790
1,205	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	1,242,343
1,010	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	1,025,888
6,175	Total Virginia			6,755,836
	Washington – 3.9%
385	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2019, 5.000%,	4/29 at 100.00	AA–	439,150
	4/01/44 (AMT)
990	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	1/21 at 100.00	A+	1,013,809
	Research Center, Series 2011A, 5.625%, 1/01/35
1,000	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	7/28 at 100.00	AA–	1,188,340
	Bonds, Series 2018, 5.000%, 7/01/58
2,855	Washington State, General Obligation Bonds, Various Purpose Series 2015B,	2/25 at 100.00	Aaa	3,295,013
	5.000%, 2/01/37
2,060	Washington State, General Obligation Bonds, Various Purpose Series 2016A-1,	8/25 at 100.00	Aaa	2,398,005
	5.000%, 8/01/39
2,115	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F, 0.000%,	No Opt. Call	Aaa	1,874,059
	12/01/27 – NPFG Insured
9,405	Total Washington			10,208,376
	West Virginia – 0.6%
1,500	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A	1,633,935
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
	Wisconsin – 1.3%
1,645	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance,	6/22 at 100.00	A3	1,727,217
	Inc, Series 2012, 5.000%, 6/01/39

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
March 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 1,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Medical	11/26 at 100.00	AA–	$ 1,754,460
	College of Wisconsin, Inc, Series 2016, 5.000%, 12/01/41
3,145	Total Wisconsin			3,481,677
$ 287,285	Total Municipal Bonds (cost $224,362,750)			257,627,928

Shares	Description (1)	Value
	COMMON STOCKS – 0.3%
	Electric Utilities – 0.3%
32,091	Energy Harbor Corp (7), (8)	$ 726,059
	Total Common Stocks (cost $851,221)	726,059
	Total Long-Term Investments (cost $225,213,971)	257,627,928

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.8%
	MUNICIPAL BONDS – 0.8%
	Florida – 0.4%
$ 1,305	Florida Development Finance Corporation, Florida, Surface Transportation Facility	6/20 at 104.00	N/R	$ 1,181,795
	Revenue Bonds, Virgin Trains USA Passenger Rail Project, Variable Rate Demand Obligations,
	Series 2019A, 6.250%, 1/01/49 (Mandatory Put 1/01/24), 144A (AMT) (9)
	Louisiana – 0.4%
1,000	East Baton Rouge Parish, Louisiana, Sales Tax Revenue Bonds, Refunding Road & Street	5/20 at 100.00	F1	1,000,000
	Improvement, Variable Rate Demand Obligations, Series 2008A, 4.850%, 8/01/30 (Mandatory
	Put 5/06/20) (9)
$ 2,305	Total Short-Term Investments (cost $2,305,000)			2,181,795
	Total Investments (cost $227,518,971) – 99.4%			259,809,723
	Other Assets Less Liabilities – 0.6%			1,628,422
	Net Assets Applicable to Common Shares – 100%			$ 261,438,145

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(8)
Common Stock received as part of the bankruptcy settlement for Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 0.000%, 1/01/34.

(9)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
See accompanying notes to financial statements.

NXQ	Nuveen Select Tax-Free Income Portfolio 2
Portfolio of Investments
March 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.3%
	MUNICIPAL BONDS – 97.0%
	Alaska – 0.4%
$ 1,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	4/20 at 100.00	B3	$ 1,000,110
	Bonds, Series 2006A, 5.000%, 6/01/32
	Arizona – 4.6%
2,500	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West,	3/21 at 100.00	BBB+	2,554,750
	Series 2011B-1&2, 5.250%, 3/01/39
190	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	No Opt. Call	BB+	186,943
	Paradise Schools Projects, Series 2016, 2.875%, 7/01/21, 144A
1,000	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	1/27 at 100.00	AA–	1,149,620
	Refunding Series 2016A, 5.000%, 1/01/38
1,950	McAllister Academic Village LLC, Arizona, Revenue Bonds, Arizona State University	7/26 at 100.00	AA–	2,311,647
	Hassayampa Academic Village Project, Refunding Series 2016, 5.000%, 7/01/37
1,250	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien	7/25 at 100.00	A+	1,430,625
	Series 2015A, 5.000%, 7/01/34
1,160	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University	6/22 at 100.00	A	1,208,987
	Project, Series 2012, 5.000%, 6/01/42
600	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric	10/20 at 100.00	A–	604,620
	Power Company, Series 2010A, 5.250%, 10/01/40
2,250	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	A3	2,653,470
	Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
215	Sedona Wastewater Municipal Property Corporation (Arizona), Excise Tax Revenue Bonds,	No Opt. Call	Baa2	214,206
	Series 1998, 0.000%, 7/01/20 – NPFG Insured
11,115	Total Arizona			12,314,868
	California – 15.5%
11,000	Alhambra Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	AA	5,968,600
	Bonds, Capital Appreciation Series 2009B, 0.000%, 8/01/41 – AGC Insured
1,500	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	4/20 at 100.00	B2	1,488,330
	Los Angeles County Securitization Corporation, Series 2006A, 5.600%, 6/01/36
2,440	Eureka Unified School District, Humboldt County, California, General Obligation Bonds,	No Opt. Call	AA	2,116,090
	Series 2002, 0.000%, 8/01/27 – AGM Insured
3,290	Folsom Cordova Unified School District, Sacramento County, California, General	No Opt. Call	AA–	3,075,097
	Obligation Bonds, School Facilities Improvement District 4, Series 2007A, 0.000%, 10/01/24 –
	NPFG Insured
3,030	Grossmont Union High School District, San Diego County, California, General Obligation	No Opt. Call	Aa2	2,781,601
	Bonds, Series 2006, 0.000%, 8/01/25 – NPFG Insured
1,495	Huntington Beach Union High School District, Orange County, California, General	No Opt. Call	Aa2	1,049,789
	Obligation Bonds, Series 2007, 0.000%, 8/01/33 – FGIC Insured
1,160	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	Aa1	1,191,332
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (4)
450	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	630,441
	Series 2009C, 6.500%, 11/01/39
1,195	Palmdale School District, Los Angeles County, California, General Obligation Bonds,	No Opt. Call	AA	1,026,601
	Series 2003, 0.000%, 8/01/28 – AGM Insured
4,620	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation,	No Opt. Call	A2	4,294,613
	Election of 2004, Series 2007A, 0.000%, 8/01/24 – NPFG Insured
4,400	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community	No Opt. Call	AA–	3,582,436
	Development Project, Series 1999, 0.000%, 8/01/29 – AMBAC Insured

NXQ	Nuveen Select Tax-Free Income Portfolio 2
Portfolio of Investments (continued)
March 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 2,500	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates	No Opt. Call	A+ (5)	$ 1,886,950
	of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured (ETM)
2,755	Sacramento City Unified School District, Sacramento County, California, General	No Opt. Call	A2	2,491,098
	Obligation Bonds, Series 2007, 0.000%, 7/01/25 – AGM Insured
1,395	San Diego Association of Governments, California, South Bay Expressway Toll Revenue	7/27 at 100.00	A	1,654,247
	Bonds, First Senior Lien Series 2017A, 5.000%, 7/01/42
935	San Diego County Regional Airport Authority, California, Airport Revenue Bonds,	7/29 at 100.00	A+	1,104,123
	Subordinate Series 2019B, 5.000%, 7/01/39 (AMT)
6,025	Simi Valley Unified School District, Ventura County, California, General Obligation	No Opt. Call	AA	4,876,575
	Bonds, Series 2007C, 0.000%, 8/01/30
2,080	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	4/20 at 100.00	B–	1,949,542
	Bonds, Series 2005A-1, 5.500%, 6/01/45
50,270	Total California			41,167,465
	Colorado – 7.0%
540	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	533,612
	Series 2019A-2, 4.000%, 8/01/49
1,580	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise	12/27 at 100.00	A+	1,885,698
	Revenue Bonds, Series 2017B, 5.000%, 12/01/47
1,935	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A+	2,130,977
	2013B, 5.000%, 11/15/43
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
5,140	0.000%, 9/01/24 – NPFG Insured	No Opt. Call	A	4,703,151
8,100	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	6,360,363
4,475	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	3,055,038
21,770	Total Colorado			18,668,839
	Connecticut – 3.2%
705	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven	1/24 at 100.00	AA–	706,326
	Health Issue, Series 2014D, 1.800%, 7/01/49 (Mandatory Put 7/01/24)
2,600	Connecticut State, General Obligation Bonds, Green Series 2014G, 5.000%, 11/15/31	11/24 at 100.00	A1	2,947,256
1,000	Connecticut State, General Obligation Bonds, Refunding Series 2012E, 5.000%, 9/15/32	9/22 at 100.00	A1	1,071,730
1,000	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/26	No Opt. Call	A1	1,184,310
2,490	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes	10/23 at 100.00	A+	2,724,483
	Series 2013A, 5.000%, 10/01/33
7,795	Total Connecticut			8,634,105
	Florida – 4.1%
1,040	Broward County, Florida, Airport System Revenue Bonds, Series 2017, 5.000%,	10/27 at 100.00	A+	1,166,391
	10/01/47 (AMT)
2,105	Florida Development Finance Corporation, Florida, Surface Transportation Facility	No Opt. Call	Aaa	2,103,716
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019B, 0.620%, 1/01/49
	(Mandatory Put 6/18/20) (AMT)
1,155	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,	10/27 at 100.00	A+	1,301,119
	Priority Subordinated Series 2017, 5.000%, 10/01/47 (AMT)
1,500	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015,	11/24 at 100.00	A2	1,689,435
	5.000%, 11/15/45
2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2019A, 5.000%,	10/29 at 100.00	A	2,269,600
	10/01/49 (AMT)
2,000	Miami-Dade County, Florida, General Obligation Bonds, Build Better Communities Program,	7/25 at 100.00	AA	2,370,980
	Series 2013A, 5.000%, 7/01/30
9,800	Total Florida			10,901,241

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 0.5%
$ 1,330	Brookhaven Development Authority, Georgia, Revenue Bonds, Children’s Healthcare of	7/29 at 100.00	AA+	$ 1,432,689
	Atlanta, Inc Project, Series 2019A, 4.000%, 7/01/44
	Guam – 2.3%
3,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,	11/25 at 100.00	BB	2,947,170
	5.000%, 11/15/39
1,675	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A, 6.000%, 11/01/26	5/21 at 100.00	BB	1,712,419
1,460	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/26 at 100.00	A–	1,455,766
	2016, 5.000%, 1/01/46
6,135	Total Guam			6,115,355
	Idaho – 1.6%
4,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/24 at 100.00	A–	4,388,360
	Series 2014A, 5.000%, 3/01/44
	Illinois – 9.8%
1,615	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities	No Opt. Call	Baa2	1,507,538
	System Revenue Bonds, Series 1999A, 0.000%, 4/01/23 – NPFG Insured
750	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	797,617
	Series 2016, 6.000%, 4/01/46
735	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues	12/21 at 100.00	BB	724,681
	Series 2011A, 5.000%, 12/01/41
760	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	777,351
	Refunding Series 2017C, 5.000%, 12/01/30
365	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB	395,145
	Series 2016B, 6.500%, 12/01/46
2,245	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Series	8/22 at 100.00	AA+	2,378,241
	2013, 5.000%, 8/15/43
2,190	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/23	No Opt. Call	BBB	2,273,767
2,500	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2019A,	7/29 at 100.00	AA–	2,762,600
	4.000%, 1/01/39
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
6,350	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	BBB	4,347,337
1,350	0.000%, 6/15/35 – NPFG Insured	No Opt. Call	BBB	779,450
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	BBB	2,702,100
9,370	0.000%, 6/15/39 – NPFG Insured	No Opt. Call	BBB	4,532,082
1,825	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/28	3/25 at 100.00	A	2,106,086
35,055	Total Illinois			26,083,995
	Indiana – 2.4%
1,600	Indiana Bond Bank, Special Program Bonds, Carmel Junior Waterworks Project, Series	No Opt. Call	AA	1,250,512
	2008B, 0.000%, 6/01/30 – AGM Insured
2,040	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation	6/25 at 100.00	AA	2,368,420
	Group, Refunding 2015A, 5.000%, 12/01/40
2,500	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/24 at 100.00	AA	2,845,125
	Series 2015A, 5.000%, 10/01/45
6,140	Total Indiana			6,464,057
	Iowa – 1.6%
710	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	5/20 at 104.00	BB–	717,725
	Company Project, Series 2016, 5.875%, 12/01/26, 144A
830	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 105.00	BB–	851,513
	Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)

NXQ	Nuveen Select Tax-Free Income Portfolio 2
Portfolio of Investments (continued)
March 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa (continued)
$ 1,645	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C,	5/20 at 100.00	B–	$ 1,613,696
	5.375%, 6/01/38
1,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	5/20 at 100.00	B–	988,940
	5.600%, 6/01/34
4,185	Total Iowa			4,171,874
	Kentucky – 1.3%
2,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist	8/21 at 100.00	A	2,604,575
	Healthcare System Obligated Group, Series 2011, 5.250%, 8/15/46
805	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,	7/31 at 100.00	Baa3	801,450
	Downtown Crossing Project, Convertible Capital Appreciation Series 2013C, 0.000%, 7/01/43 (4)
3,305	Total Kentucky			3,406,025
	Louisiana – 0.8%
1,870	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue	12/27 at 100.00	AA	2,255,295
	Bonds, Series 2017B, 5.000%, 12/01/42 – AGM Insured
	Maryland – 0.4%
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns	7/22 at 100.00	Aa2 (5)	1,084,450
	Hopkins Health System Obligated Group Issue, Series 2012B, 5.000%, 7/01/27
	(Pre-refunded 7/01/22)
	Massachusetts – 6.5%
2,200	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2012A,	7/22 at 100.00	AAA	2,359,830
	5.000%, 7/01/41
2,000	Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2010R-1,	7/20 at 100.00	AA–	2,017,860
	5.000%, 7/01/40
2,000	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series	7/28 at 100.00	A	2,358,660
	2018J-2, 5.000%, 7/01/43
1,675	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E,	11/23 at 100.00	A+	1,828,095
	5.000%, 11/01/43
2,250	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System,	7/23 at 100.00	AA– (5)	2,526,052
	Series 2014M-4, 5.000%, 7/01/44 (Pre-refunded 7/01/23)
400	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care	7/27 at 100.00	A–	389,076
	Obligated Group Issue, Series 2017L, 3.625%, 7/01/37
2,100	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Subordinated	2/26 at 100.00	AA+	2,435,832
	Series 2019A, 5.000%, 2/15/49
2,115	Massachusetts State, Federal Highway Grant Anticipation Notes, Accelerated Bridge	6/27 at 100.00	AA+	2,522,645
	Program, Series 2017A, 5.000%, 6/01/42
730	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Series 2011C,	8/21 at 100.00	AA+ (5)	770,895
	5.250%, 8/01/42 (Pre-refunded 8/01/21)
15,470	Total Massachusetts			17,208,945
	Michigan – 1.2%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	AA–	380,780
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39
385	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/25 at 100.00	Aa2	446,157
	2015-I, 5.000%, 4/15/38
2,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/26 at 100.00	Aa2	2,381,600
	2016-I, 5.000%, 4/15/35
2,740	Total Michigan			3,208,537
	Nebraska – 0.8%
545	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska	11/25 at 100.00	A	588,665
	Methodist Health System, Refunding Series 2015, 4.125%, 11/01/36

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska (continued)
$ 305	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional	7/25 at 100.00	BBB	$ 351,351
	Health Services Project, Series 2018, 5.000%, 7/01/27
1,000	Nebraska Public Power District, General Revenue Bonds, Series 2015A-2, 5.000%, 1/01/40	1/22 at 100.00	A+	1,061,640
1,850	Total Nebraska			2,001,656
	Nevada – 1.7%
990	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project,	9/27 at 100.00	A–	1,165,923
	Series 2017A, 5.000%, 9/01/37
3,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series	12/24 at 100.00	AA+	3,460,710
	2015, 5.000%, 6/01/34
3,990	Total Nevada			4,626,633
	New Jersey – 2.5%
2,000	New Jersey Economic Development Authority, School Facilities Construction Bonds,	12/26 at 100.00	A–	2,199,820
	Refunding Series 2016BBB, 5.500%, 6/15/31
2,165	New Jersey Economic Development Authority, School Facilities Construction Financing	3/21 at 100.00	A–	2,230,080
	Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/22
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/25 at 100.00	A–	2,154,160
	2015AA, 5.250%, 6/15/29
6,165	Total New Jersey			6,584,060
	New Mexico – 0.7%
800	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, Haverland	7/22 at 100.00	BBB–	799,936
	Carter Lifestyle Group, Series 2013, 5.000%, 7/01/42
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony,	4/20 at 100.00	N/R	1,001,280
	Series 2007A, 5.250%, 9/01/42 (AMT)
1,800	Total New Mexico			1,801,216
	New York – 1.3%
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
25	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2 (5)	25,893
475	5.250%, 2/15/47	2/21 at 100.00	Aa2	489,525
1,250	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/22 at 100.00	AA–	1,330,175
	Series 2012F, 5.000%, 11/15/26
1,135	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	BBB+	1,149,517
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
500	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B,	No Opt. Call	B–	529,000
	5.000%, 6/01/24
3,385	Total New York			3,524,110
	Ohio – 0.7%
330	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	354,222
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
315	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	279,956
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
1,105	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien	2/23 at 100.00	Aa3 (5)	1,225,059
	Series 2013A-1, 5.000%, 2/15/48 (Pre-refunded 2/15/23)
1,000	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	3,750
	Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (6)
2,750	Total Ohio			1,862,987

NXQ	Nuveen Select Tax-Free Income Portfolio 2
Portfolio of Investments (continued)
March 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma – 0.2%
$ 450	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	$ 519,921
	Project, Series 2018B, 5.000%, 8/15/38
	Oregon – 1.1%
915	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General	6/27 at 100.00	AA+	1,129,284
	Obligation Bonds, Convertible Deferred Interest Series 2017D, 5.000%, 6/15/36
60	Clackamas Community College District, Oregon, General Obligation Bonds, Deferred	6/27 at 100.00	Aa1	71,264
	Interest Series 2017A, 0.000%, 6/15/40 (4)
500	Lake Oswego, Oregon, General Obligation Bonds, Series 2013, 5.000%, 6/01/26	6/23 at 100.00	AAA	558,590
1,090	Oregon Facilities Authority, Revenue Bonds, Reed College, Series 2017A, 4.000%, 7/01/41	7/27 at 100.00	Aa2	1,224,277
2,565	Total Oregon			2,983,415
	Pennsylvania – 3.0%
1,255	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013,	1/24 at 100.00	A+	1,404,132
	5.000%, 1/01/37
1,500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, State System of	6/26 at 100.00	Aa3	1,773,570
	Higher Education, Refunding Series 2016AT-1, 5.000%, 6/15/31
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special
	Revenue Bonds, Series 2010B-2:
555	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (5)	568,858
300	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (5)	307,491
645	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	A2 (5)	661,106
2,970	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2015A,	7/24 at 100.00	A+	3,298,749
	5.000%, 7/01/40
7,225	Total Pennsylvania			8,013,906
	Puerto Rico – 1.1%
1,035	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003,	5/20 at 100.00	AA–	1,049,272
	5.000%, 12/01/20
1,080	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	1,052,946
	2018A-1, 5.000%, 7/01/58
940	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	882,679
	Restructured Cofina Project Series 2019A-2, 4.784%, 7/01/58
3,055	Total Puerto Rico			2,984,897
	South Carolina – 0.6%
1,500	Richland County School District 2, South Carolina, General Obligation Bonds, Refunding	5/23 at 100.00	Aa1	1,566,345
	Series 2012B, 3.050%, 5/01/27
	South Dakota – 0.3%
600	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/25 at 100.00	A+	693,780
	Series 2015, 5.000%, 11/01/35
	Texas – 10.5%
1,880	Alamo Regional Mobility Authority, Texas, Vehicle Registration Fee Revenue Bonds, Senior	6/25 at 100.00	AA+	2,133,744
	Lien Series 2016, 5.000%, 6/15/46
250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011,	1/21 at 100.00	A– (5)	258,990
	6.000%, 1/01/41 (Pre-refunded 1/01/21)
240	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A–	259,798
	5.000%, 1/01/35
5,560	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier	10/23 at 100.00	A+ (5)	6,399,115
	Series 2013A, 5.500%, 4/01/53 (Pre-refunded 10/01/23)
1,160	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	6/25 at 100.00	AA	1,320,927
	Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 1,250	Harris County Flood Control District, Texas, Contract Tax Bonds, Refunding Series 2017A,	10/27 at 100.00	AAA	$ 1,439,250
	4.000%, 10/01/35
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
110	0.000%, 11/15/24 – NPFG Insured (ETM)	No Opt. Call	Baa2 (5)	102,616
520	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	Baa2	472,363
12,480	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	Baa2	4,833,504
575	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and	No Opt. Call	A	532,306
	Entertainment Project, Series 2001B, 0.000%, 9/01/24 – AMBAC Insured
2,255	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/20 at 100.00	Baa1	2,226,970
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
155	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	10/21 at 105.00	BB–	158,624
	Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)
1,025	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A+	1,117,680
	5.000%, 1/01/40
200	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	5/26 at 100.00	AA–	217,078
	Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 4.000%, 11/15/42
5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,	12/22 at 100.00	A3	5,229,750
	Series 2012, 5.000%, 12/15/26
2,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds,	8/20 at 56.85	AAA	1,130,720
	School Building Series 2010, 0.000%, 8/15/31
34,660	Total Texas			27,833,435
	Virginia – 2.0%
985	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	A–	1,009,743
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	4.000%, 10/01/44
1,500	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/26 at 100.00	AA	1,850,460
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009C, 6.500%,
	10/01/41 – AGC Insured
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
1,000	5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	1,015,790
410	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	422,706
1,010	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	1,025,887
4,905	Total Virginia			5,324,586
	Washington – 4.9%
395	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2019, 5.000%,	4/29 at 100.00	AA–	450,557
	4/01/44 (AMT)
860	Snohomish County School District 306 Lakewood, Washington, General Obligation Bonds,	6/24 at 100.00	Aaa	990,832
	Series 2014, 5.000%, 12/01/28
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health Initiative,	1/23 at 100.00	BBB+	4,459,400
	Series 2013A, 5.750%, 1/01/45
990	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	1/21 at 100.00	A+	1,013,809
	Research Center, Series 2011A, 5.625%, 1/01/35
1,500	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	7/28 at 100.00	AA–	1,782,510
	Bonds, Series 2018, 5.000%, 7/01/58
1,130	Washington State, General Obligation Bonds, Various Purpose Series 2015B,	2/25 at 100.00	Aaa	1,304,156
	5.000%, 2/01/37
2,535	Washington State, General Obligation Bonds, Various Purpose Series 2017A,	8/26 at 100.00	Aaa	3,015,560
	5.000%, 8/01/38
11,410	Total Washington			13,016,824
	Wisconsin – 2.4%
1,645	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance,	6/22 at 100.00	A3	1,727,217
	Inc, Series 2012, 5.000%, 6/01/39

NXQ	Nuveen Select Tax-Free Income Portfolio 2
Portfolio of Investments (continued)
March 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen	10/21 at 100.00	AA–	$ 2,037,380
	Lutheran, Series 2011A, 5.250%, 10/15/39
2,355	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Medical	11/26 at 100.00	AA–	2,754,502
	College of Wisconsin, Inc, Series 2016, 5.000%, 12/01/41
6,000	Total Wisconsin			6,519,099
$ 275,290	Total Municipal Bonds (cost $231,200,910)			258,363,080

Shares	Description (1)	Value
	COMMON STOCKS – 0.3%
	Electric Utilities – 0.3%
32,091	Energy Harbor Corp (7), (8)	$ 726,059
	Total Common Stocks (cost $851,221)	726,059
	Total Long-Term Investments (cost $232,052,131)	259,089,139

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 2.0%
	MUNICIPAL BONDS – 2.0%
	Florida – 0.5%
$ 1,345	Florida Development Finance Corporation, Florida, Surface Transportation Facility	6/20 at 104.00	N/R	$ 1,218,019
	Revenue Bonds, Virgin Trains USA Passenger Rail Project, Variable Rate Demand Obligations,
	Series 2019A, 6.250%, 1/01/49 (Mandatory Put 1/01/24), 144A (AMT) (9)
	Louisiana – 1.5%
4,000	East Baton Rouge Parish, Louisiana, Sales Tax Revenue Bonds, Refunding Road & Street	5/20 at 100.00	F1	4,000,000
	Improvement, Variable Rate Demand Obligations, Series 2008A, 4.850%, 8/01/30
	(Mandatory Put 5/06/20) (9)
$ 5,345	Total Short-Term Investments (cost $5,345,000)			5,218,019
	Total Investments (cost $237,397,131) – 99.3%			264,307,158
	Other Assets Less Liabilities – 0.7%			1,957,483
	Net Assets Applicable to Common Shares – 100%			$ 266,264,641

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.
(8)
Common Stock received as part of the bankruptcy settlement for Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 0.000%, 1/01/34.

(9)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
See accompanying notes to financial statements.

NXR	Nuveen Select Tax-Free Income Portfolio 3
Portfolio of Investments
March 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.7%
	MUNICIPAL BONDS – 98.4%
	Alabama – 0.6%
$ 1,170	Birmingham, Alabama, General Obligation Convertible Capital Appreiciation Bonds, Series	3/23 at 100.00	AA	$ 1,283,233
	2013A, 5.000%, 3/01/32
	Alaska – 1.3%
2,675	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	4/20 at 100.00	B3	2,675,294
	Bonds, Series 2006A, 5.000%, 6/01/32
	Arizona – 1.0%
1,950	Glendale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Subordinate	1/23 at 100.00	AA	2,051,478
	Series 2012C, 4.000%, 7/01/38
145	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	No Opt. Call	BB+	142,667
	Paradise Schools Projects, Series 2016, 2.875%, 7/01/21, 144A
2,095	Total Arizona			2,194,145
	California – 25.0%
	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement
	Project, Series 1997C:
6,740	0.000%, 9/01/35 – AGM Insured (ETM)	No Opt. Call	AA (4)	4,959,561
5,760	0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	4,002,451
1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	4/20 at 100.00	B2	992,220
	Los Angeles County Securitization Corporation, Series 2006A, 5.600%, 6/01/36
1,095	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	5/20 at 100.00	BB+	1,095,427
	Sonoma County Tobacco Securitization Corporation, Series 2005, 5.000%, 6/01/26
105	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled	5/20 at 100.00	Baa1	105,023
	Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29
2,275	Folsom Cordova Unified School District, Sacramento County, California, General	No Opt. Call	AA–	1,940,666
	Obligation Bonds, School Facilities Improvement District 4, Series 2007A, 0.000%, 10/01/28 –
	NPFG Insured
3,370	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	No Opt. Call	Aa3	2,806,469
	Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/28 – AMBAC Insured
4,055	Kern Community College District, California, General Obligation Bonds, Series 2003A,	No Opt. Call	Aa2	3,490,463
	0.000%, 3/01/28 – FGIC Insured
1,160	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	Aa1	1,191,332
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (5)
11,985	Norwalk La Mirada Unified School District, Los Angeles County, California, General	No Opt. Call	AA	9,156,780
	Obligation Bonds, Election 2002, Series 2007C, 0.000%, 8/01/32 – AGM Insured
3,000	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation,	No Opt. Call	A2	2,725,080
	Election of 2004, Series 2007A, 0.000%, 8/01/25 – NPFG Insured
8,040	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates	No Opt. Call	A+ (4)	6,068,431
	of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured (ETM)
1,500	Placer Union High School District, Placer County, California, General Obligation Bonds,	No Opt. Call	AA	1,158,690
	Series 2004C, 0.000%, 8/01/32 – AGM Insured
8,000	Poway Unified School District, San Diego County, California, General Obligation Bonds,	No Opt. Call	AA–	6,263,200
	School Facilities Improvement District 2007-1, Election 2008 Series 2009A, 0.000%, 8/01/32
3,940	Rancho Mirage Redevelopment Agency, California, Tax Allocation Bonds, Combined	No Opt. Call	A+	2,708,001
	Whitewater and 1984 Project Areas, Series 2003A, 0.000%, 4/01/35 – NPFG Insured
765	San Diego Association of Governments, California, South Bay Expressway Toll Revenue	7/27 at 100.00	A	907,168
	Bonds, First Senior Lien Series 2017A, 5.000%, 7/01/42
535	San Diego County Regional Airport Authority, California, Airport Revenue Bonds,	7/29 at 100.00	A+	633,081
	Subordinate Series 2019B, 5.000%, 7/01/38 (AMT)

NXR	Nuveen Select Tax-Free Income Portfolio 3
Portfolio of Investments (continued)
March 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 2,525	San Francisco City and County Public Utilities Commission, California, Water Revenue	11/24 at 100.00	Aa2	$ 2,847,897
	Bonds, Non-WSIP, Series 2017A, 5.000%, 11/01/42
65,850	Total California			53,051,940
	Colorado – 4.3%
500	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &	No Opt. Call	N/R	508,565
	Improvement Series 2017, 5.000%, 12/01/22, 144A
790	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise	12/27 at 100.00	A+	942,849
	Revenue Bonds, Series 2017B, 5.000%, 12/01/47
1,935	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A+	2,130,977
	2013B, 5.000%, 11/15/43
1,295	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%,	No Opt. Call	A	914,788
	9/01/32 – NPFG Insured
5,520	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%,	9/20 at 63.99	A	3,498,190
	9/01/28 – NPFG Insured
1,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	1,152,190
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/33
11,040	Total Colorado			9,147,559
	Connecticut – 3.7%
2,290	Connecticut State, General Obligation Bonds, Refunding Series 2012E, 5.000%, 9/15/32	9/22 at 100.00	A1	2,454,262
1,500	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/26	No Opt. Call	A1	1,776,465
1,750	Connecticut State, General Obligation Bonds, Series 2012B, 5.000%, 4/15/21	No Opt. Call	A1	1,813,280
1,615	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes	10/23 at 100.00	A+	1,780,279
	Series 2013A, 5.000%, 10/01/30
7,155	Total Connecticut			7,824,286
	Florida – 2.0%
1,500	Florida Development Finance Corporation, Florida, Surface Transportation Facility	No Opt. Call	Aaa	1,499,085
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019B, 0.620%, 1/01/49
	(Mandatory Put 6/18/20) (AMT)
390	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,	10/27 at 100.00	A+	439,339
	Priority Subordinated Series 2017, 5.000%, 10/01/47 (AMT)
2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2019A, 5.000%,	10/29 at 100.00	A	2,269,600
	10/01/49 (AMT)
3,890	Total Florida			4,208,024
	Georgia – 0.5%
1,035	Brookhaven Development Authority, Georgia, Revenue Bonds, Children’s Healthcare of	7/29 at 100.00	AA+	1,114,912
	Atlanta, Inc Project, Series 2019A, 4.000%, 7/01/44
	Guam – 1.5%
1,250	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,	11/25 at 100.00	BB	1,227,987
	5.000%, 11/15/39
2,000	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A, 6.125%, 11/01/31	5/21 at 100.00	BB	2,039,540
3,250	Total Guam			3,267,527
	Idaho – 1.6%
3,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/24 at 100.00	A–	3,291,270
	Series 2014A, 5.000%, 3/01/44

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 8.8%
$ 575	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	$ 611,507
	Series 2016, 6.000%, 4/01/46
295	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	301,735
	Refunding Series 2017C, 5.000%, 12/01/30
3,900	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%,	No Opt. Call	Baa2	2,853,942
	12/01/28 – FGIC Insured
260	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series	7/23 at 100.00	A–	288,954
	2013A, 6.000%, 7/01/43
655	Illinois Health Facilities Authority, Revenue Bonds, Evangelical Hospitals Corporation,	5/20 at 100.00	N/R (4)	687,252
	Series 1992C, 6.250%, 4/15/22 (ETM)
2,190	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/23	No Opt. Call	BBB	2,273,767
1,000	Kankakee & Will Counties Community Unit School District 5, Illinois, General Obligation	No Opt. Call	Aa3	948,840
	Bonds, Series 2006, 0.000%, 5/01/23 – AGM Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
2,500	0.000%, 12/15/30 – NPFG Insured	No Opt. Call	BBB	1,788,175
4,775	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	BBB	3,269,060
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	BBB	2,702,100
2,000	0.000%, 6/15/37 – NPFG Insured	No Opt. Call	BBB	1,057,200
1,400	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/28	3/25 at 100.00	A	1,615,628
310	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	341,800
	6.000%, 10/01/42
24,860	Total Illinois			18,739,960
	Indiana – 1.1%
1,250	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/24 at 100.00	AA	1,422,562
	Series 2015A, 5.000%, 10/01/45
1,000	Zionsville Community Schools Building Corporation, Indiana, First Mortgage Bonds, Series	No Opt. Call	AA	859,910
	2005Z, 0.000%, 7/15/28 – AGM Insured
2,250	Total Indiana			2,282,472
	Iowa – 1.0%
570	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	5/20 at 104.00	BB–	576,202
	Company Project, Series 2016, 5.875%, 12/01/26, 144A
660	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 105.00	BB–	677,107
	Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)
950	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	5/20 at 100.00	B–	939,493
	5.600%, 6/01/34
2,180	Total Iowa			2,192,802
	Massachusetts – 7.1%
2,230	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series	10/26 at 100.00	AA–	2,576,274
	2016BB-1, 5.000%, 10/01/46
1,000	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Refunding	No Opt. Call	A	1,047,390
	Series 2016-I, 5.000%, 7/01/21
1,300	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E,	11/23 at 100.00	A+	1,418,820
	5.000%, 11/01/43
2,250	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System,	7/23 at 100.00	AA– (4)	2,526,052
	Series 2014M-4, 5.000%, 7/01/44 (Pre-refunded 7/01/23)
2,200	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Subordinated	2/26 at 100.00	AA+	2,551,824
	Series 2019A, 5.000%, 2/15/49
2,180	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Green Series	8/26 at 100.00	AA+	2,590,211
	2016C, 5.000%, 8/01/40
1,000	Newburyport, Massachusetts, General Obligation Bonds, Municipal Purpose Loan, Refunding	1/23 at 100.00	AAA	1,071,260
	Series 2013, 4.000%, 1/15/30

NXR	Nuveen Select Tax-Free Income Portfolio 3
Portfolio of Investments (continued)
March 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
	University of Massachusetts Building Authority, Project Revenue Bonds, Senior
	Series 2014-1:
$ 210	5.000%, 11/01/39 (Pre-refunded 11/01/24)	11/24 at 100.00	N/R (4)	$ 246,383
955	5.000%, 11/01/39	11/24 at 100.00	Aa2	1,085,950
13,325	Total Massachusetts			15,114,164
	Michigan – 1.3%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	AA–	380,780
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39
2,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/26 at 100.00	Aa2	2,381,600
	2016-I, 5.000%, 4/15/35
2,355	Total Michigan			2,762,380
	Nebraska – 1.7%
250	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional	7/25 at 100.00	BBB	288,482
	Health Services Project, Series 2018, 5.000%, 7/01/26
2,600	Nebraska Public Power District, General Revenue Bonds, Series 2015A-2, 5.000%, 1/01/40	1/22 at 100.00	A+	2,760,264
500	Platte County School District 001, Columbus Public Schools, Nebraska, General Obligation	6/24 at 100.00	Aa2	570,920
	Bonds, School Building Series 2014, 5.000%, 12/15/39
3,350	Total Nebraska			3,619,666
	Nevada – 0.2%
445	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project,	9/27 at 100.00	A–	524,077
	Series 2017A, 5.000%, 9/01/37
	New Hampshire – 0.5%
1,000	New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	A–	1,005,020
	Management Inc Project, Series 2003, 3.125%, 8/01/24 (AMT)
	New Jersey – 2.9%
1,850	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit	No Opt. Call	A–	1,960,519
	Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/23
305	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University	7/25 at 100.00	AA	337,242
	Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/28 – AGM Insured
4,900	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	A–	3,807,790
	Series 2006C, 0.000%, 12/15/28 – AMBAC Insured
7,055	Total New Jersey			6,105,551
	New Mexico – 0.5%
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony,	4/20 at 100.00	N/R	1,001,280
	Series 2007A, 5.250%, 9/01/42 (AMT)
	New York – 1.4%
1,250	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/22 at 100.00	AA–	1,330,175
	Series 2012F, 5.000%, 11/15/26
1,260	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/25 at 100.00	AA+	1,460,932
	General Resolution Revenue Bonds, Fiscal 2015 Series HH, 5.000%, 6/15/37
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	BBB+	268,390
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
2,775	Total New York			3,059,497
	Ohio – 3.7%
130	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	139,542
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
360	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	319,950
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
3,720	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	CCC+ (4)	4,125,926
	Revenue Bonds, Senior Lien Series 2007A-3, 6.250%, 6/01/37 (Pre-refunded 6/01/22)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 1,500	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2011A,	11/20 at 100.00	A	$ 1,538,655
	5.750%, 11/15/21
1,475	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien	2/23 at 100.00	Aa3 (4)	1,635,259
	Series 2013A-1, 5.000%, 2/15/48 (Pre-refunded 2/15/23)
1,000	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	3,750
	Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (6)
8,185	Total Ohio			7,763,082
	Oklahoma – 0.2%
345	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	398,606
	Project, Series 2018B, 5.000%, 8/15/38
	Oregon – 1.5%
490	Clackamas County Hospital Facility Authority, Oregon, Senior Living Revenue Bonds,	No Opt. Call	N/R	496,649
	Willamette View Project, Series 2017A, 4.000%, 5/15/22
545	Oregon Facilities Authority, Revenue Bonds, Reed College, Series 2017A, 4.000%, 7/01/41	7/27 at 100.00	Aa2	612,139
1,000	Oregon Facilities Authority, Revenue Bonds, Willamette University, Refunding Series	10/26 at 100.00	A–	1,143,110
	2016B, 5.000%, 10/01/40
750	Washington and Clackamas Counties School District 23J Tigard-Tualatin, Oregon, General	6/27 at 100.00	AA+	931,365
	Obligation Bonds, Series 2017, 5.000%, 6/15/30
2,785	Total Oregon			3,183,263
	Pennsylvania – 4.7%
1,015	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013,	1/24 at 100.00	A+	1,135,612
	5.000%, 1/01/37
2,500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, State System of	6/26 at 100.00	Aa3	2,955,950
	Higher Education, Refunding Series 2016AT-1, 5.000%, 6/15/31
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special
	Revenue Bonds, Series 2010B-2:
370	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	379,239
200	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	204,994
430	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	A2 (4)	440,737
4,455	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2015A,	7/24 at 100.00	A+	4,948,124
	5.000%, 7/01/40
8,970	Total Pennsylvania			10,064,656
	Puerto Rico – 1.2%
945	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	C	990,700
	5.250%, 7/01/31 – AMBAC Insured
750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	731,213
	2018A-1, 5.000%, 7/01/58
825	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	774,691
	Restructured Cofina Project Series 2019A-2, 4.784%, 7/01/58
2,520	Total Puerto Rico			2,496,604
	South Carolina – 0.6%
1,270	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Refunding Series	10/24 at 100.00	Aa3	1,346,086
	2015A, 2.900%, 10/01/25
	South Dakota – 0.2%
400	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/25 at 100.00	A+	462,520
	Series 2015, 5.000%, 11/01/35
	Tennessee – 0.4%
795	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	1/23 at 100.00	BBB+ (4)	879,691
	Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)

NXR	Nuveen Select Tax-Free Income Portfolio 3
Portfolio of Investments (continued)
March 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 9.5%
$ 250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011,	1/21 at 100.00	A– (4)	$ 258,990
	6.000%, 1/01/41 (Pre-refunded 1/01/21)
85	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A–	92,181
	5.000%, 1/01/34
4,640	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier	10/23 at 100.00	A+ (4)	5,340,269
	Series 2013A, 5.500%, 4/01/53 (Pre-refunded 10/01/23)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
1,405	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	Baa2	964,926
2,510	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	Baa2	1,333,337
2,235	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 62.71	Baa2	1,244,336
	0.000%, 11/15/32 – NPFG Insured
	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior
	Lien Series 2001A:
3,045	0.000%, 11/15/34 – NPFG Insured	11/30 at 78.27	AA	1,935,889
4,095	0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	AA	2,009,826
2,255	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/20 at 100.00	Baa1	2,226,970
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
125	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	10/21 at 105.00	BB–	127,923
	Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)
290	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital	1/25 at 100.00	AA	350,242
	Appreciation Series 2008I, 6.200%, 1/01/42 – AGC Insured
2,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,	12/22 at 100.00	A3	2,066,360
	Series 2012, 5.000%, 12/15/32
2,410	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	No Opt. Call	A	2,188,617
	2002A, 0.000%, 8/15/25 – AMBAC Insured
25,345	Total Texas			20,139,866
	Virginia – 2.9%
3,500	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital	7/28 at 100.00	BBB+	3,323,355
	Appreciation Series 2012B, 0.000%, 7/15/32 (5)
765	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	A–	784,217
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	4.000%, 10/01/44
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
410	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	422,706
1,510	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	1,533,752
6,185	Total Virginia			6,064,030
	Washington – 4.9%
205	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2019, 5.000%,	4/29 at 100.00	AA–	233,833
	4/01/44 (AMT)
1,600	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	8/29 at 100.00	BBB+	1,728,960
	2019A-2, 5.000%, 8/01/44
990	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	1/21 at 100.00	A+	1,013,810
	Research Center, Series 2011A, 5.625%, 1/01/35
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health &	10/22 at 100.00	AA–	4,257,640
	Services, Refunding Series 2012A, 5.000%, 10/01/32
1,000	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	7/28 at 100.00	AA–	1,188,340
	Bonds, Series 2018, 5.000%, 7/01/58
1,725	Washington State, General Obligation Bonds, Various Purpose Series 2015B,	2/25 at 100.00	Aaa	1,990,857
	5.000%, 2/01/37
9,520	Total Washington			10,413,440

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
Wisconsin – 0.6%
$ 1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	$ 1,317,738
Series 2012B, 5.000%, 2/15/32
$ 229,325	Total Municipal Bonds (cost $176,951,111)			208,994,641

Shares	Description (1)	Value
	COMMON STOCKS – 0.3%
	Electric Utilities – 0.3%
32,091	Energy Harbor Corp (7), (8)	$ 726,059
	Total Common Stocks (cost $851,221)	726,059
	Total Long-Term Investments (cost $177,802,332)	209,720,700

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.5%
	MUNICIPAL BONDS – 0.5%
	Florida – 0.5%
$ 1,040	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds,
	Virgin Trains USA Passenger Rail Project , Variable Rate Demand Obligations, Series 2019A,
	6.250%, 1/01/49 (Mandatory Put 1/01/24), 144A (AMT) (9)	6/20 at 104.00	N/R	$ 941,813
$ 1,040	Total Short-Term Investments (cost $1,040,000)			941,813
	Total Investments (cost $178,842,332) – 99.2%			210,662,513
	Other Assets Less Liabilities – 0.8%			1,771,371
	Net Assets Applicable to Common Shares – 100%			$ 212,433,884

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(8)
Common Stock received as part of the bankruptcy settlement for Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 0.000%, 1/01/34.

(9)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
See accompanying notes to financial statements.

NXC	Nuveen California Select Tax-Free
Income Portfolio
Portfolio of Investments
March 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.1%
	MUNICIPAL BONDS – 99.1%
	Consumer Staples – 2.7%
$ 1,095	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B–	$ 1,098,460
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37
100	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	98,021
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
1,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	4/20 at 100.00	B–	1,405,920
	Bonds, Series 2005A-1, 5.500%, 6/01/45
2,695	Total Consumer Staples			2,602,401
	Education and Civic Organizations – 1.2%
550	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to	8/22 at 100.00	BB	553,069
	Uplift Communities Project, Series 2012A, 5.250%, 8/01/42
160	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship	6/22 at 102.00	N/R	171,971
	Education?Multiple Projects, Series 2014A, 7.250%, 6/01/43
60	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	62,606
	College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A
385	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 101.00	BBB	404,527
	College-Ready Public Schools Project, Series 2016C, 5.000%, 7/01/46
1,155	Total Education and Civic Organizations			1,192,173
	Health Care – 10.0%
1,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	AA–	1,147,950
	Health, Refunding Series 2016B, 5.000%, 11/15/46
1,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	AA–	1,185,010
	Health, Refunding Series 2017A, 5.000%, 11/15/48
2,500	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/25 at 100.00	AA–	2,843,225
	Health, Series 2016A, 5.000%, 11/15/41
1,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	AA–	1,185,010
	Health, Series 2018A, 5.000%, 11/15/48
115	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/24 at 100.00	AA–	129,482
	Children’s Hospital, Series 2014A, 5.000%, 8/15/43
70	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	80,651
	Services, Refunding Series 2014A, 5.000%, 10/01/38
255	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	292,814
	Services, Series 2014B, 5.000%, 10/01/44
235	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s	8/21 at 100.00	AA	247,232
	Hospital – San Diego, Series 2011, 5.250%, 8/15/41
35	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	Baa2	38,427
	Refunding Series 2017A, 5.000%, 7/01/42
130	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series	11/26 at 100.00	BBB–	140,849
	2017A, 5.250%, 11/01/41
350	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB	386,113
	Linda University Medical Center, Series 2014A, 5.250%, 12/01/34
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2016A:
825	5.000%, 12/01/46, 144A	6/26 at 100.00	BB	871,645
540	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	575,240
670	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	722,789
	2011, 7.500%, 12/01/41
8,725	Total Health Care			9,846,437

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 2.1%
$ 750	California Community Housing Agency, California, Essential Housing Revenue Bonds,	2/30 at 100.00	N/R	$ 758,662
	Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A
648	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	688,129
	2019-2, 4.000%, 3/20/33
94	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A	No Opt. Call	BBB+	101,190
	Series2019-1, 4.250%, 1/15/35
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas
	Affordable Housing Inc Projects, Senior Series 2014A:
25	5.250%, 8/15/39	8/24 at 100.00	BBB+	27,244
65	5.250%, 8/15/49	8/24 at 100.00	BBB+	70,225
395	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	BBB	415,094
	Series 2012A, 5.500%, 8/15/47
1,977	Total Housing/Multifamily			2,060,544
	Tax Obligation/General – 23.2%
1,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2015,	8/25 at 100.00	Aa2	1,178,020
	5.000%, 8/01/34
1,965	California State, General Obligation Bonds, Various Purpose Series 2011,	10/21 at 100.00	Aa2	2,078,636
	5.000%, 10/01/41
2,000	California State, General Obligation Bonds, Various Purpose Series 2012, 5.250%, 4/01/35	4/22 at 100.00	Aa2	2,143,320
1,000	Chaffey Joint Union High School District, San Bernardino County, California, General	8/28 at 100.00	Aa1	1,105,080
	Obligation Bonds, Election 2012 Series 2019D, 4.000%, 8/01/49
1,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation	1/28 at 100.00	AAA	1,207,400
	Bonds, Election 2008 Series 2018B-1, 5.250%, 7/01/42
7,575	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital	No Opt. Call	A2	5,155,393
	Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/34
1,000	San Benito High School District, San Benito and Santa Clara Counties, California,	8/27 at 100.00	Aa3	1,207,510
	General Obligation Bonds, 2016 Election Series 2017, 5.250%, 8/01/46
8,075	San Bernardino Community College District, California, General Obligation Bonds,	No Opt. Call	Aa1	3,980,410
	Election of 2008 Series 2009B, 0.000%, 8/01/44
2,050	San Mateo County Community College District, California, General Obligation Bonds,	9/28 at 100.00	AAA	2,497,741
	Election 2014 Series 2018B, 5.000%, 9/01/45
2,000	West Hills Community College District, California, General Obligation Bonds, School	8/31 at 100.00	AA	2,144,060
	Facilities Improvement District 3, 2008 Election Series 2011, 0.000%, 8/01/38 – AGM Insured (4)
27,665	Total Tax Obligation/General			22,697,570
	Tax Obligation/Limited – 18.6%
1,000	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project	5/20 at 100.00	AA	1,003,500
	Area, Series 2003, 5.625%, 10/01/33 – RAAI Insured
2,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &	9/23 at 100.00	Aa3	2,254,580
	Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/33
3,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/25 at 100.00	Aa3	3,387,120
	Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40
1,215	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Vermont	5/20 at 100.00	Aa2	1,218,475
	Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured
1,000	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales	6/26 at 100.00	AAA	1,202,700
	Tax Revenue Bonds, Senior Series 2016A, 5.000%, 6/01/38
3,000	Los Angeles County Metropolitan Transportation Authority, California, Proposition C	7/27 at 100.00	AAA	3,606,480
	Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/42
1,000	Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Series	5/20 at 100.00	A+	1,004,580
	2009, 7.000%, 3/01/34
320	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities	9/23 at 100.00	N/R	345,744
	District 2001-1, Senior Series 2013A, 5.750%, 9/01/39
60	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities	9/23 at 100.00	N/R	65,006
	District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39

NXC	Nuveen California Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
March 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 350	Patterson Public Finance Authority, Revenue Bonds, Community Facilities District 2001-1,	9/23 at 100.00	N/R	$ 378,063
	Senior Series 2013A, 5.250%, 9/01/30
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
9	0.000%, 7/01/24	No Opt. Call	N/R	7,717
8	4.550%, 7/01/40	7/28 at 100.00	N/R	7,593
408	0.000%, 7/01/51	7/28 at 30.01	N/R	72,498
857	5.000%, 7/01/58	7/28 at 100.00	N/R	835,532
30	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	10/21 at 100.00	A	32,376
	Project Area, Series 2011B, 6.500%, 10/01/25
115	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series	No Opt. Call	AA–	117,893
	1993A, 5.400%, 11/01/20 – NPFG Insured
20	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	21,693
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
60	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/24 at 100.00	N/R	63,734
	Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements,
	Refunding Series 2014, 5.000%, 8/01/39
40	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series	4/21 at 100.00	N/R	41,814
	2011, 7.000%, 10/01/26
1,285	Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community	9/25 at 103.00	N/R	1,484,278
	Facility District 99-02, Series 2018A, 5.000%, 9/01/28
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series	10/22 at 100.00	AA	1,083,420
	2012A, 5.000%, 10/01/32 – AGM Insured
16,777	Total Tax Obligation/Limited			18,234,796
	Transportation – 11.7%
60	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines,	No Opt. Call	BB–	60,368
	Inc Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)
530	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	BBB+	599,748
	Refunding Junior Lien Series 2013C, 6.500%, 1/15/43
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
1,000	5.000%, 1/15/42 – AGM Insured	1/24 at 100.00	AA	1,115,320
1,170	5.750%, 1/15/46	1/24 at 100.00	A–	1,282,086
800	Long Beach, California, Harbor Revenue Bonds, Series 2015D, 5.000%, 5/15/42	5/25 at 100.00	AA	920,672
1,525	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	AA–	1,746,384
	Airport, Subordinate Lien Series 2018A, 5.250%, 5/15/48 (AMT)
2,315	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/29 at 100.00	AA–	2,780,963
	Airport, Subordinate Lien Series 2019F, 5.000%, 5/15/37 (AMT)
955	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/31 (AMT)	5/22 at 100.00	A+	1,017,648
1,000	San Diego County Regional Airport Authority, California, Airport Revenue Bonds,	7/29 at 100.00	A+	1,160,630
	Subordinate Series 2019B, 5.000%, 7/01/49 (AMT)
750	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	1/25 at 100.00	BBB+	803,918
	Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44
10,105	Total Transportation			11,487,737
	U.S. Guaranteed – 9.1% (5)
55	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	N/R	64,519
	Services, Refunding Series 2014A, 5.000%, 10/01/38 (Pre-refunded 10/01/24)
250	California Statewide Communities Development Authority, School Facility Revenue Bonds,	7/21 at 100.00	B+	268,085
	Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46 (Pre-refunded 7/01/21)
2,000	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System	3/22 at 100.00	AA–	2,148,500
	Financing, Series 2012, 5.000%, 9/01/41 (Pre-refunded 3/01/22)
1,175	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	A–	1,387,910
	Refunding Series 2013A, 6.000%, 1/15/53 (Pre-refunded 1/15/24)
675	Imperial Irrigation District, California, Electric System Revenue Bonds, Refunding	11/20 at 100.00	A1	692,692
	Series 2011A, 5.500%, 11/01/41 (Pre-refunded 11/01/20)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 135	National City Community Development Commission, California, Tax Allocation Bonds,	8/21 at 100.00	A	$ 144,713
	National City Redevelopment Project, Series 2011, 6.500%, 8/01/24 (Pre-refunded 8/01/21)
50	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field	9/21 at 100.00	A–	53,989
	Redevelopment Project, Series 2011, 6.750%, 9/01/40 (Pre-refunded 9/01/21)
1,100	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/20 at 100.00	Ba1	1,130,701
	2010, 6.000%, 11/01/41 (Pre-refunded 11/01/20)
160	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series	9/21 at 100.00	A–	170,549
	2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)
1,365	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/22 at 100.00	AAA	1,465,095
	Bonds, Refunding Series 2012A, 5.000%, 4/01/42 (Pre-refunded 4/01/22)
25	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	A–	26,164
	Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue
	Bonds, Mission Bay South Redevelopment Project, Series 2011D:
25	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	26,175
30	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	31,410
360	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series	3/21 at 100.00	N/R	380,750
	2011, 7.500%, 9/01/39 (Pre-refunded 3/01/21)
800	Upland, California, Certificates of Participation, San Antonio Community Hospital,	1/21 at 100.00	BBB+	828,976
	Series 2011, 6.500%, 1/01/41 (Pre-refunded 1/01/21)
70	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue	9/21 at 100.00	N/R	75,288
	Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32
	(Pre-refunded 9/01/21)
8,275	Total U.S. Guaranteed			8,895,516
	Utilities – 6.9%
645	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds,	No Opt. Call	A+	828,090
	Series 2007A, 5.500%, 11/15/37
3,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/27 at 100.00	Aa2	3,545,820
	Series 2017C, 5.000%, 7/01/47
2,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/28 at 100.00	Aa2	2,429,920
	Series 2018A, 5.000%, 7/01/38
5,645	Total Utilities			6,803,830
	Water and Sewer – 13.6%
1,000	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost	4/23 at 100.00	AA–	1,104,350
	Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/34
1,480	California Infrastructure and Economic Development Bank, Clean Water State Revolving	4/27 at 100.00	AAA	1,803,469
	Fund Revenue Bonds, Green Series 2017, 5.000%, 10/01/33
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds,
	Poseidon Resources Channelside LP Desalination Project, Series 2012:
375	5.000%, 7/01/37 (AMT), 144A	7/22 at 100.00	BBB	376,234
1,160	5.000%, 11/21/45 (AMT), 144A	7/22 at 100.00	BBB	1,143,435
1,730	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/27 at 100.00	AAA	1,912,359
	Water System Revenue Bonds, Green Series 2017A, 4.000%, 6/01/45
2,000	Irvine Ranch Water District, California, Certificates of Participation, Irvine Ranch	9/26 at 100.00	AAA	2,353,000
	Water District Series 2016, 5.000%, 3/01/41
1,970	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/24 at 100.00	AA+	2,237,703
	2014A, 5.000%, 7/01/44
1,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/28 at 100.00	AA+	1,231,160
	2018B, 5.000%, 7/01/38
620	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Lien Series	6/27 at 100.00	AA	737,788
	2017A, 5.250%, 6/01/47

NXC	Nuveen California Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
March 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provision (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 90	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	5/20 at 100.00	CC	$ 90,900
	6.000%, 7/01/44
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
50	5.500%, 7/01/28	7/22 at 100.00	CC	48,988
175	5.750%, 7/01/37	7/22 at 100.00	CC	171,937
145	6.000%, 7/01/47	7/22 at 100.00	CC	142,825
11,795	Total Water and Sewer			13,354,148
$ 94,814	Total Long-Term Investments (cost $87,392,528)			97,175,152
	Other Assets Less Liabilities – 0.9%			837,711
	Net Assets Applicable to Common Shares – 100%			$ 98,012,863

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
See accompanying notes to financial statements.

NXN	Nuveen New York Select Tax-Free
Income Portfolio
Portfolio of Investments
March 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.0%
	MUNICIPAL BONDS – 99.0%
	Consumer Staples – 4.7%
$ 435	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	5/20 at 100.00	B–	$ 408,744
	Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38
150	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed	4/20 at 100.00	B–	141,567
	Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26
	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,
	Series 2016A-1:
425	5.625%, 6/01/35	No Opt. Call	BBB	440,338
1,530	5.750%, 6/01/43	No Opt. Call	BB+	1,593,969
2,540	Total Consumer Staples			2,584,618
	Education and Civic Organizations – 16.4%
165	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter	5/20 at 100.00	BB	160,019
	Schools, Series 2007A, 5.000%, 4/01/37
280	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	12/20 at 100.00	B+	282,640
	Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter
	School for International Cultures and the Arts Project, Series 2013A:
75	5.000%, 4/15/33	4/23 at 100.00	BB+	75,650
110	5.000%, 4/15/43	4/23 at 100.00	BB+	108,515
150	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/23 at 100.00	A–	164,152
	University, Series 2013A, 5.000%, 7/01/44
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute	No Opt. Call	Baa2	1,307,950
	of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University
	Dormitory Facilities, Series 2015A:
20	5.000%, 7/01/31	7/25 at 100.00	Aa3	23,444
25	5.000%, 7/01/33	7/25 at 100.00	Aa3	29,236
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series	4/21 at 100.00	AAA	1,035,420
	2011A, 5.000%, 10/01/41
605	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at	7/25 at 100.00	A–	693,070
	Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40
290	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/25 at 100.00	Aa2	339,616
	2015A, 5.000%, 7/01/35
1,185	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/26 at 100.00	Aa2	1,361,743
	2016A, 5.000%, 7/01/39
70	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of	7/29 at 100.00	A1	85,611
	Technology, Series 2019A, 5.000%, 7/01/49
120	Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph’s College,	7/20 at 100.00	Ba1	120,012
	Series 2010, 5.250%, 7/01/35
250	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	247,292
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A
215	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point	1/34 at 100.00	N/R	185,904
	Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)
110	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi	9/23 at 100.00	A–	121,576
	University Project, Series 2013, 5.000%, 9/01/38

NXN	Nuveen New York Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
March 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens
	Baseball Stadium Project, Series 2006:
$ 500	5.000%, 1/01/31 – AMBAC Insured	5/20 at 100.00	BBB	$ 491,095
430	4.750%, 1/01/42 – AMBAC Insured	5/20 at 100.00	BBB	422,595
300	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee	5/20 at 100.00	Baa1	294,927
	Stadium Project, Series 2006, 4.750%, 3/01/46 – NPFG Insured
1,005	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife	8/23 at 100.00	AA–	1,119,681
	Conservation Society, Series 2014A, 5.000%, 8/01/32
190	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	A2	181,416
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 2,
	2.625%, 9/15/69
145	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	Baa2	138,445
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3,
	2.800%, 9/15/69
8,240	Total Education and Civic Organizations			8,990,009
	Financials – 1.0%
450	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds,	No Opt. Call	A	555,808
	Series 2005, 5.250%, 10/01/35
	Health Care – 0.6%
100	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue	7/20 at 100.00	A	100,800
	Bonds, Series 2010, 5.200%, 7/01/32
200	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest	7/26 at 100.00	A–	213,608
	Systems, Inc Project, Series 2016B, 4.000%, 7/01/41
300	Total Health Care			314,408
	Industrials – 3.8%
160	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds,	1/25 at 100.00	N/R	163,856
	Pratt Paper NY, Inc Project, Series 2014, 5.000%, 1/01/35 (AMT), 144A
1,865	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	1,894,075
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
2,025	Total Industrials			2,057,931
	Long-Term Care – 0.2%
100	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of	5/20 at 100.00	A2	100,219
	Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31
25	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann?s	1/26 at 103.00	N/R	22,179
	Community Project, Series 2019, 5.000%, 1/01/50
125	Total Long-Term Care			122,398
	Tax Obligation/General – 5.2%
1,080	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	Aa1	1,276,873
835	New York City, New York, General Obligation Bonds, Fiscal 2020 Series D-1, 4.000%, 3/01/50	3/30 at 100.00	Aa1	934,198
600	Yonkers, New York, General Obligation Bonds, Refunding Series 2011A, 5.000%, 10/01/24 –	10/21 at 100.00	AA	635,946
	AGM Insured
2,515	Total Tax Obligation/General			2,847,017
	Tax Obligation/Limited – 21.5%
1,050	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/22 at 100.00	AA+	1,109,346
	General Purpose Series 2012D, 5.000%, 2/15/37
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/29 at 100.00	Aa1	1,222,160
	General Purpose, Series 2019A Bidding Group 2,3,4, 5.000%, 3/15/46
1,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/25 at 100.00	AA+	1,176,540
	2015B Group A,B&C, 5.000%, 3/15/35
1,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,	No Opt. Call	BB	1,027,480
	5.000%, 11/15/25

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 800	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture	2/27 at 100.00	Aa2	$ 953,488
	Fiscal 2017 Series A, 5.000%, 2/15/38
760	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012	2/21 at 100.00	Aa2	786,372
	Series 2011A, 5.750%, 2/15/47
1,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/25 at 100.00	AA	1,148,140
	Fiscal Series 2015S-2, 5.000%, 7/15/40
1,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/23 at 100.00	AAA	1,096,980
	Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38
450	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/24 at 100.00	AAA	504,959
	Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35
500	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue	2/21 at 100.00	AAA	515,915
	Bonds, Subordinate Series 2011-D1, 5.250%, 2/01/30
535	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue	6/20 at 100.00	AAA	539,847
	Bonds, Tender Option Bond Trust 2015-XF0080, 4.064%, 5/01/38, 144A (IF)
570	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General,	No Opt. Call	AA+	570,000
	Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (5)
235	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	229,113
	2018A-1, 5.000%, 7/01/58
845	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series	10/22 at 100.00	AA	915,490
	2012A, 5.000%, 10/01/32 – AGM Insured
10,745	Total Tax Obligation/Limited			11,795,830
	Transportation – 18.3%
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/24 at 100.00	AA–	1,086,600
	2014B, 5.250%, 11/15/38
250	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A+	263,245
	Center Project, Series 2011, 5.000%, 11/15/44
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding
	Series 2016:
345	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB	344,237
685	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB	683,191
700	New York Transportation Development Corporation, New York, Special Facility Revenue	No Opt. Call	Baa3	700,840
	Bonds, Delta Air Lines, Inc – LaGuardia Airport Terminals C&D Redevelopment Project, Series
	2018, 5.000%, 1/01/28 (AMT)
980	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia	7/24 at 100.00	BBB	994,857
	Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	10/25 at 100.00	AA–	1,144,780
	Ninety-Fourth Series 2015, 5.250%, 10/15/55
1,500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	9/28 at 100.00	AA–	1,827,315
	Eleventh Series 2018, 5.000%, 9/01/48
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC Project, Eighth Series 2010:
290	6.500%, 12/01/28	5/20 at 100.00	BBB+	290,273
215	6.000%, 12/01/36	12/20 at 100.00	BBB+	221,003
1,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	1,194,050
	Bridges & Tunnels, Refunding Series 2017B, 5.000%, 11/15/36
1,095	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	1,283,581
	Bridges & Tunnels, Series 2017A, 5.000%, 11/15/47
9,060	Total Transportation			10,033,972
	U.S. Guaranteed – 10.2% (6)
1,800	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt,	7/20 at 100.00	Aa1	1,817,748
	Cornell University, Series 2010A, 5.000%, 7/01/40 (Pre-refunded 7/01/20)
1,240	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012	2/21 at 100.00	Aa2	1,289,625
	Series 2011A, 5.750%, 2/15/47 (Pre-refunded 2/15/21)
400	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A,	5/21 at 100.00	A	417,104
	5.000%, 5/01/38 (Pre-refunded 5/01/21)

NXN	Nuveen New York Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
March 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$ 2,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University	7/21 at 100.00	AA–	$ 2,099,900
	of Rochester Project, Series 2011B, 5.000%, 7/01/41 (Pre-refunded 7/01/21)
5,440	Total U.S. Guaranteed			5,624,377
	Utilities – 7.4%
35	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	35,326
50	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/24 at 100.00	A	55,556
	2014A, 5.000%, 9/01/44
180	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/27 at 100.00	A	209,810
	2017, 5.000%, 9/01/47
150	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue	7/23 at 100.00	B1	146,941
	Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42 (AMT), 144A
1,365	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE,	12/23 at 100.00	AAA	1,536,881
	5.000%, 12/15/41
1,750	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016B,	6/26 at 100.00	AAA	2,086,122
	5.000%, 12/15/35
3,530	Total Utilities			4,070,636
	Water and Sewer – 9.7%
200	Buffalo Municipal Water Finance Authority, New York, Water System Revenue Bonds,	7/25 at 100.00	A+	234,768
	Refunding Series 2015A, 5.000%, 7/01/29
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	3,636,180
	General Resolution Revenue Bonds, Fiscal 2018 Series EE, 5.000%, 6/15/40
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/27 at 100.00	AAA	1,198,830
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds,, 5.000%, 6/15/42
55	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	5/20 at 100.00	CC	55,550
	6.000%, 7/01/44
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
25	5.500%, 7/01/28	7/22 at 100.00	CC	24,494
100	5.750%, 7/01/37	7/22 at 100.00	CC	98,250
80	6.000%, 7/01/47	7/22 at 100.00	CC	78,800
4,460	Total Water and Sewer			5,326,872
$ 49,430	Total Long-Term Investments (cost $51,976,473)			54,323,876
	Floating Rate Obligations – (0.8)%			(425,000)
	Other Assets Less Liabilities – 1.8%			993,768
	Net Assets Applicable to Common Shares – 100%			$ 54,892,644

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Statement of Assets and Liabilities
March 31, 2020

	NXP	NXQ	NXR	NXC	NXN
Assets
Long-term investments, at value (cost $225,213,971,
$232,052,131, $177,802,332, $87,392,528
and $51,976,473, respectively)	$257,627,928	$259,089,139	$209,720,700	$97,175,152	$54,323,876
Short-term investments, at value (cost
$2,305,000, $5,345,000, $1,040,000, $— and
$—, respectively)	2,181,795	5,218,019	941,813	—	—
Cash	94,348	230,527	266,128	—	507,106
Receivable for:
Interest	2,375,290	2,584,788	1,867,912	1,109,908	704,507
Investments sold	—	—	300,000	694,661	703,884
Other assets	66,024	68,950	51,292	25,095	15,377
Total assets	262,345,385	267,191,423	213,147,845	99,004,816	56,254,750
Liabilities
Cash overdraft	—	—	—	626,459	—
Floating rate obligations	—	—	—	—	425,000
Payable for:
Dividends	715,499	720,231	548,212	266,347	149,292
Interest	—	—	—	—	4,215
Investments purchased — regular settlement	—	—	—	—	709,687
Accrued expenses:
Management fees	44,723	56,879	45,674	21,459	12,082
Trustees fees	67,345	70,297	52,355	25,588	15,657
Other	79,673	79,375	67,720	52,100	46,173
Total liabilities	907,240	926,782	713,961	991,953	1,362,106
Net assets applicable to common shares	$261,438,145	$266,264,641	$212,433,884	$98,012,863	$54,892,644
Common shares outstanding	16,577,786	17,713,727	13,045,560	6,351,912	3,924,895
Net asset value (“NAV”) per common share outstanding	$15.77	$15.03	$16.28	$15.43	$13.99

Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$165,778	$177,137	$130,456	$63,519	$39,249
Paid-in-surplus	230,227,958	245,552,725	179,536,881	88,388,411	53,856,609
Total distributable earnings	31,044,409	20,534,779	32,766,547	9,560,933	996,786
Net assets applicable to common shares	$261,438,145	$266,264,641	$212,433,884	$98,012,863	$54,892,644
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Year Ended March 31, 2020

	NXP	NXQ	NXR	NXC	NXN
Investment Income	$10,247,210	$10,255,162	$8,153,356	$3,730,489	$2,143,646
Expenses
Management fees	530,335	675,433	539,139	255,125	144,740
Interest expense	—	—	—	—	8,586
Custodian fees	38,904	39,408	32,797	21,726	16,926
Trustees fees	6,330	6,459	5,104	2,365	1,341
Professional fees	34,913	35,046	33,636	31,234	29,831
Shareholder reporting expenses	37,689	35,479	27,358	16,235	11,558
Shareholder servicing agent fees	9,288	8,341	7,020	2,407	2,338
Stock exchange listing fees	6,904	6,904	6,904	6,937	6,904
Investor relations expenses	15,787	16,030	12,513	6,077	3,759
Other	16,599	19,269	15,147	12,934	13,031
Total expenses	696,749	842,369	679,618	355,040	239,014
Net investment income (loss)	9,550,461	9,412,793	7,473,738	3,375,449	1,904,632
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	744,584	1,145,079	344,363	129,883	21,954
Change in net unrealized appreciation (depreciation)
of investments	3,133,910	1,324,827	4,647,408	1,198,763	(443,509)
Net realized and unrealized gain (loss)	3,878,494	2,469,906	4,991,771	1,328,646	(421,555)
Net increase (decrease) in net assets applicable
to common shares from operations	$13,428,955	$11,882,699	$12,465,509	$4,704,095	$1,483,077

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NXP		NXQ		NXR
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	3/31/20	3/31/19	3/31/20	3/31/19	3/31/20	3/31/19
Operations
Net investment income (loss)	$9,550,461	$9,442,122	$9,412,793	$9,344,515	$7,473,738	$7,278,439
Net realized gain (loss) from investments	744,584	412,456	1,145,079	(108,741)	344,363	371,899
Change in net unrealized appreciation
(depreciation) of investments	3,133,910	5,578,624	1,324,827	5,751,292	4,647,408	5,173,016
Net increase (decrease) in net assets
applicable to common shares
from operations	13,428,955	15,433,202	11,882,699	14,987,066	12,465,509	12,823,354
Distributions to Common Shareholders
Dividends	(9,048,585)	(9,047,389)	(8,927,718)	(8,927,718)	(6,809,782)	(6,809,782)
Decrease in net assets applicable to
common shares from distributions to
common shareholders	(9,048,585)	(9,047,389)	(8,927,718)	(8,927,718)	(6,809,782)	(6,809,782)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of
offering costs	—	—	—	—	—	—
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	120,787	—	—	—	—	—
Net increase (decrease) in net assets
applicable to common shares
from capital share transactions	120,787	—	—	—	—	—
Net increase (decrease) in net assets
applicable to common shares	4,501,157	6,385,813	2,954,981	6,059,348	5,655,727	6,013,572
Net assets applicable to common
shares at the beginning of period	256,936,988	250,551,175	263,309,660	257,250,312	206,778,157	200,764,585
Net assets applicable to common
shares at the end of period	$261,438,145	$256,936,988	$266,264,641	$263,309,660	$212,433,884	$206,778,157

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	NXC		NXN
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	3/31/20	3/31/19	3/31/20	3/31/19
Operations
Net investment income (loss)	$3,375,449	$3,202,963	$1,904,632	$1,947,631
Net realized gain (loss) from investments	129,883	(362,089)	21,954	(57,760)
Change in net unrealized appreciation
(depreciation) of investments	1,198,763	1,545,986	(443,509)	669,699
Net increase (decrease) in net assets
applicable to common shares
from operations	4,704,095	4,386,860	1,483,077	2,559,570
Distributions to Common Shareholders
Dividends	(3,295,962)	(3,276,565)	(1,860,400)	(1,968,334)
Decrease in net assets applicable to
common shares from distributions to
common shareholders	(3,295,962)	(3,276,565)	(1,860,400)	(1,968,334)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of
offering costs	—	106,141	—	—
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	31,306	—	—	—
Net increase (decrease) in net assets
applicable to common shares
from capital share transactions	31,306	106,141	—	—
Net increase (decrease) in net assets
applicable to common shares	1,439,439	1,216,436	(377,323)	591,236
Net assets applicable to common
shares at the beginning of period	96,573,424	95,356,988	55,269,967	54,678,731
Net assets applicable to common
shares at the end of period	$98,012,863	$96,573,424	$54,892,644	$55,269,967

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights
Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Ending Share Price
NXP
Year Ended 3/31:
2020	$15.51	$0.58	$0.23	$0.81	$(0.55)	$—	$(0.55)	$15.77	$14.97
2019	15.12	0.57	0.37	0.94	(0.55)	—	(0.55)	15.51	14.64
2018	15.00	0.56	0.11	0.67	(0.55)	—	(0.55)	15.12	14.02
2017	15.46	0.56	(0.47)	0.09	(0.55)	—	(0.55)	15.00	14.03
2016	15.17	0.58	0.27	0.85	(0.56)	—	(0.56)	15.46	14.89

NXQ
Year Ended 3/31:
2020	14.86	0.53	0.14	0.67	(0.50)	—	(0.50)	15.03	14.21
2019	14.52	0.53	0.31	0.84	(0.50)	—	(0.50)	14.86	13.93
2018	14.47	0.52	0.05	0.57	(0.52)	—	(0.52)	14.52	13.47
2017	14.88	0.53	(0.42)	0.11	(0.52)	—	(0.52)	14.47	13.41
2016	14.64	0.55	0.23	0.78	(0.54)	—	(0.54)	14.88	14.13

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets
Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(b)	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

5.19%	5.89%	$261,438	0.26%	3.60%	10%
6.34	8.51	256,937	0.26	3.77	17
4.52	3.83	250,551	0.27	3.66	19
0.55	(2.20)	248,518	0.28	3.64	28
5.78	6.82	256,228	0.28	3.88	25

4.52	5.57	266,265	0.31	3.48	13
5.95	7.32	263,310	0.31	3.64	12
3.98	4.32	257,250	0.32	3.53	20
0.69	(1.56)	256,325	0.33	3.61	27
5.46	5.46	263,530	0.33	3.76	23

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NXP		NXQ
Year Ended 3/31:		Year Ended 3/31:
2020	—%	2020	—%
2019	—	2019	—
2018	—	2018	—
2017	—	2017	—
2016	—	2016	—

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Financial Highlights (continued)
Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Shelf Offering Costs	Premium Per Share Sold through Shelf Offering		Ending NAV	Ending Share Price
NXR
Year Ended 3/31:
2020	$15.85	$0.57	$0.38	$0.95	$(0.52)	$—	$(0.52)	$—	$—		$16.28	$15.40
2019	15.39	0.56	0.42	0.98	(0.52)	—	(0.52)	—	—		15.85	14.73
2018	15.29	0.55	0.09	0.64	(0.54)	—	(0.54)	—	—		15.39	14.23
2017	15.76	0.57	(0.51)	0.06	(0.53)	—	(0.53)	—	—		15.29	14.21
2016	15.34	0.58	0.40	0.98	(0.56)	—	(0.56)	—	—		15.76	14.89

NXC
Year Ended 3/31:
2020	15.21	0.53	0.21	0.74	(0.52)	—	(0.52)	—	—		15.43	14.50
2019	15.02	0.50	0.19	0.69	(0.52)	—	(0.52)	0.02	—		15.21	14.12
2018	15.00	0.57	0.09	0.66	(0.58)	(0.06)	(0.64)	—	—	*	15.02	13.90
2017	15.68	0.60	(0.56)	0.04	(0.62)	(0.10)	(0.72)	—	—		15.00	14.83
2016	15.52	0.64	0.19	0.83	(0.65)	(0.02)	(0.67)	—	—		15.68	16.70

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(b)	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

6.02%	8.05%	$212,434	0.32%	3.50%	13%
6.53	7.31	206,778	0.32	3.62	17
4.19	3.87	200,765	0.33	3.55	15
0.37	(1.09)	199,496	0.33	3.61	29
6.56	4.76	205,595	0.34	3.81	22

4.86	6.26	98,013	0.36	3.41	10
4.82	5.44	96,573	0.55	3.38	23
4.37	(2.23)	95,357	0.37	3.73	20
0.20	(6.98)	94,310	0.37	3.89	24
5.51	13.25	98,494	0.37	4.18	10

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NXR		NXC
Year Ended 3/31:		Year Ended 3/31:
2020	—%	2020	—%
2019	—	2019	—
2018	—	2018	—
2017	—	2017	—
2016	—	2016	—

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)
Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Ending Common Share Price
NXN
Year Ended 3/31:
2020	$14.08	$0.49	$(0.11)	$0.38	$(0.47)	$—	$(0.47)	$13.99	$12.65
2019	13.93	0.50	0.15	0.65	(0.50)	—	(0.50)	14.08	13.52
2018	14.04	0.52	(0.09)	0.43	(0.54)	—	(0.54)	13.93	12.98
2017	14.53	0.55	(0.49)	0.06	(0.55)	—	(0.55)	14.04	13.69
2016	14.52	0.57	(0.01)	0.56	(0.55)	—	(0.55)	14.53	14.06

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets
Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(b)	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

2.69%	(3.18)%	$54,893	0.43%	3.39%	5%
4.80	8.26	55,270	0.42	3.59	16
3.05	(1.41)	54,679	0.43	3.64	17
0.40	1.26	55,120	0.44	3.83	29
3.98	3.63	57,031	0.42	3.97	14

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NXN
Year Ended 3/31:
2020	0.02%
2019	0.02
2018	0.02
2017	0.02
2016	0.01

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Notes to
Financial Statements
1. General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
•	Nuveen Select Tax-Free Income Portfolio (NXP)
•	Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
•	Nuveen Select Tax-Free Income Portfolio 3 (NXR)
•	Nuveen California Select Tax-Free Income Portfolio (NXC)
•	Nuveen New York Select Tax-Free Income Portfolio (NXN)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NXP, NXQ, NXR, NXC, and NXN were organized as Massachusetts business trusts on January 29, 1992, March 30, 1992, May 28, 1992, March 30, 1992, and March 30, 1992, respectively.
The end of the reporting period for the Funds is March 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended March 31, 2020 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. There have been no comparable recent events that provide guidance as to the effect the spread of COVID-19 as a global pandemic may have on the Funds’ financial performance. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds and it did not have a material impact on the Funds’ financial statements.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management early implemented this guidance and it did not have a material impact on the Funds’ financial statements.
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.
3. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds’ investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or

Notes to Financial Statements (continued)
liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued, at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NXP	Level 1	Level 2		Level 3	Total

Long-Term Investments*:
Municipal Bonds	$—	$256,901,869		$—	$256,901,869
Common Stocks	—	726,059	**	—	726,059
Short-Term Investments*:
Municipal Bonds	—	2,181,795		—	2,181,795
Total	$—	$259,809,723		$—	$259,809,723

NXQ

Long-Term Investments*:
Municipal Bonds	$—	$258,363,080		$—	$258,363,080
Common Stocks	—	726,059	**	—	726,059
Short-Term Investments*:
Municipal Bonds	—	5,218,019		—	5,218,019
Total	$—	$264,307,158		$—	$264,307,158

NXR	Level 1	Level 2		Level 3	Total

Long-Term Investments*:
Municipal Bonds	$—	$208,994,641		$—	$208,994,641
Common Stocks	—	726,059	**	—	726,059
Short-Term Investments*:
Municipal Bonds	—	941,813		—	941,813
Total	$—	$210,662,513		$—	$210,662,513

NXC

Long-Term Investments*:
Municipal Bonds	$—	$97,175,152		$—	$97,175,152

NXN

Long-Term Investments*:
Municipal Bonds	$—	$54,323,876		$—	$54,323,876

*	Refer to the Fund’s Portfolio of Investments for state/industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related

Notes to Financial Statements (continued)
borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NXP	NXQ	NXR	NXC	NXN
Floating rate obligations: self-deposited Inverse Floaters	$—	$—	$—	$—	$425,000
Floating rate obligations: externally-deposited Inverse Floaters	—	—	—	—	1,065,000
Total	$—	$—	$—	$—	$1,490,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NXP	NXQ	NXR	NXC	NXN
Average floating rate obligations outstanding	$—	$—	$—	$—	$425,000
Average annual interest rate and fees	—%	—%	—%	—%	2.02%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NXP	NXQ	NXR	NXC	NXN
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$—	$—	$—	$—	$425,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	—	—	—	—
Total	$—	$—	$—	$—	$425,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NXP	NXQ	NXR	NXC	NXN
Purchases	$25,396,046	$33,837,500	$27,090,274	$10,581,307	$3,824,061
Sales and maturities	28,532,552	39,079,747	29,214,357	9,424,362	2,932,878

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/ delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5. Fund Shares
Common Shares Equity Shelf Program and Offering Costs
NXC has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during a prior fiscal period.
Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Notes to Financial Statements (continued)
Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s prior fiscal period were as follows:

	NXC
	Year	Year
	Ended	Ended
	3/31/20	3/31/19
Additional authorized common shares	—	600,000	*
Common shares sold	—	—
Offering proceeds, net of offering costs	$—	$106,141

*  Represents additional authorized common shares for the period April 1, 2018 through July 31, 2018.
Costs incurred by the Fund in connection with its initial shelf registration were recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Fund to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.
Common Shares Transactions
Transactions in common shares during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NXP		NXC

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	3/31/20	3/31/19	3/31/20	3/31/19
Common shares issued to shareholders due to reinvestment of distributions	7,476	—	1,980	—

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of March 31, 2020.

	NXP	NXQ	NXR	NXC	NXN
Tax cost of investments	$225,469,031	$236,356,047	$176,668,830	$87,419,151	$51,571,802
Gross unrealized:
Appreciation	$35,385,574	$29,096,408	$34,914,510	$10,021,528	$2,658,458
Depreciation	(1,044,882)	(1,145,297)	(920,827)	(265,527)	(331,384)
Net unrealized appreciation (depreciation) of investments	$34,340,692	$27,951,111	$33,993,683	$9,756,001	$2,327,074

Permanent differences, primarily due to taxable market discount, resulted in reclassifications among the Funds’ components of net assets as of March 31, 2020, the Funds’ tax year end.

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2020, the Funds’ tax year end, were as follows:

	NXP	NXQ	NXR	NXC	NXN
Undistributed net tax-exempt income[1]	$1,349,119	$1,373,960	$990,133	$245,684	$113,001
Undistributed net ordinary income[2]	35,909	111,635	25,730	3,897	—
Undistributed net long-term capital gains	—	—	—	—	—

[1] Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 2, 2020, paid on April 1, 2020.
[2] Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended March 31, 2020 and March 31, 2019 was designated for purposes of the dividends paid deduction as follows:

2020	NXP	NXQ	NXR	NXC	NXN
Distributions from net tax-exempt income[3]	$8,859,987	$8,634,896	$6,723,526	$3,295,962	$1,852,487
Distributions from net ordinary income[2]	188,598	292,822	86,256	—	7,913
Distributions from net long-term capital gains	—	—	—	—	—
2019	NXP	NXQ	NXR	NXC	NXN
Distributions from net tax-exempt income	$8,832,787	$8,882,196	$6,704,420	$3,267,547	$1,977,592
Distributions from net ordinary income[2]	214,602	45,521	105,362	28,068	555
Distributions from net long-term capital gains	—	—	—	—	—

[2] Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3] The Funds hereby designate these amounts paid during the fiscal year ended March 31, 2020, as Exempt Interest Dividends.

As of March 31, 2020, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NXP	NXQ	NXR	NXC	NXN
Not subject to expiration:
Short-term	$398,444	$728,144	$116,131	$167,069	$1,038,943
Long-term	3,528,578	7,429,806	1,559,386	—	249,313
Total	$3,927,022	$8,157,950	$1,675,517	$167,069	$1,288,256

During the Funds’ tax year ended March 31, 2020, the Funds utilized capital loss carryforwards as follows:

	NXP	NXQ	NXR	NXC	NXN
Utilized capital loss carryforwards	$597,278	$875,213	$456,024	$138,660	$22,370

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for NXP, is calculated according to the following schedule:

NXP
Average Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.0500%
For the next $125 million	0.0375
For the next $250 million	0.0250
For the next $500 million	0.0125

Notes to Financial Statements (continued)
The annual fund-level fee, payable monthly, for each Fund (excluding NXP) is calculated according to the following schedule:

NXQ
NXR
NXC
NXN
Average Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.1000%
For the next $125 million	0.0875
For the next $250 million	0.0750
For the next $500 million	0.0625
For the next $1 billion	0.0500
For the next $3 billion	0.0250
For managed assets over $5 billion	0.0125

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily net assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*  For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of March 31, 2020, the complex-level fee for each Fund was 0.1590%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NXP	NXQ	NXR	NXC	NXN
Purchases	$1,077,090	$1,077,090	$2,466,536	$2,092,885	$700,840
Sales	—	—	—	49,441	695,037

8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, NXP, NXQ and NXR utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:

	NXP	NXQ	NXR
Maximum outstanding balance	$96,894	$2,157,766	$1,697,634

During the Funds’ utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	NXP	NXQ	NXR
Utilization period (days outstanding)	2	2	2
Average daily balance outstanding	$96,894	$2,157,766	$1,697,634
Average annual interest rate	2.76%	2.76%	2.76%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Additional Fund
Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale	Carole E. Stone
Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-Port. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NXP	NXQ	NXR	NXC	NXN
Common Shares repurchased	—	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside invest- ment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade California municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Glossary of Terms Used in this Report (Unaudited)(continued)
■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond New York Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade New York municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and
Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Board Members &
Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

■ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director,
1959			Quality Control Corporation (since 2012); member: Catalyst Schools of
333 W. Wacker Drive	Chairman and	2008	Chicago Board (since 2008) and Mather Foundation Board (since 2012),	156
Chicago, IL 6o6o6	Board Member	Class II	and chair of its Investment Committee; formerly, Director, Fulcrum IT
Services LLC (2010- 2019); formerly, Director, Legal & General Investment
Management America, Inc. (2008-2013); formerly, CEO and President,
Northern Trust Global Investments (2004-2007): Executive Vice President,
Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly,
Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust
Global Investments Board (2004-2007), Northern Trust Japan Board
(2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern
Trust Hong Kong Board (1997-2004).

■ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine
1948			Foundation, a private philanthropic corporation; Director and Chairman,
333 W. Wacker Drive	Board Member	1999	United Fire Group, a publicly held company; Director, Public Member,	156
Chicago, IL 6o6o6		Class III	American Board of Orthopaedic Surgery (since 2015); Life Trustee of
Coe College and the Iowa College Foundation; formerly, President
Pro-Tem of the Board of Regents for the State of Iowa University System;
formerly, Director, Alliant Energy and The Gazette Company; formerly,
Director, Federal Reserve Bank of Chicago; formerly, President and Chief
Operating Officer, SCI Financial Group, Inc., a regional financial services firm.

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of
1948			Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director
333 W. Wacker Drive	Board Member	2003	(2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc.,	156
Chicago, IL 6o6o6		Class I	The International Business Honor Society; formerly, Director (2004-2018)
of Xerox Corporation; Dean and Distinguished Professor of Finance,
School of Business at the University of Connecticut (2003-2006); previously,
Senior Vice President and Director of Research at the Federal Reserve Bank
of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research
Center at Georgetown University.

■ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a
1952			management consulting firm (since 2012); formerly, Chairman (2019),
333 W. Wacker Drive	Board Member	2016	and Director (2012-2019), USA Technologies, Inc., a provider of	156
Chicago, IL 6o6o6		Class III	solutions and services to facilitate electronic payment transactions;
formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant
(2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing
Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One
Point Services at One Point Communications (1999- 2000); formerly,
Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer
(1995-1996) of Zenith Electronics Corporation.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (since 2008), a private firm
1962			which develops branding, marketing and communications strategies for
333 W. Wacker Drive	Board Member	2013	clients; served on The President’s Council of Fordham University (2010-	156
Chicago, IL 6o6o6		Class II	2019) and previously a Director of the Curran Center for Catholic
American Studies (2009- 2018); formerly, senior external advisor to the
Financial Services practice of Deloitte Consulting LLP. (2012-2014); former
Chair of the Board of Trustees of Marian University (2010-2014 as trustee,
2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO
Bank N.V., North America, and Global Head of the Financial Markets
Division (2007-2008), with various executive leadership roles in ABN
AMRO Bank N.V. between 1996 and 2007.

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013); formerly, Board Member,
1947			U.S. Endowment for Forestry and Communities (2013-2019); formerly,
333 W. Wacker Drive	Board Member	1997	Executive Director (1994-2012), Gaylord and Dorothy Donnelley	156
Chicago, IL 6o6o6		Class I	Foundation; prior thereto, Executive Director, Great Lakes Protection
Fund (1990-1994).

■ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017);
1947			and C2 Options Exchange, Incorporated (2009-2017); former Director,
333 W. Wacker Drive	Board Member	2007	Cboe, Global Markets, Inc., formerly, CBOE Holdings, Inc. (2010-May	156
Chicago, IL 6o6o6		Class I	2020); formerly, Commissioner, New York State Commission on Public
Authority Reform (2005-2010).

■ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian	156
Chicago, IL 6o6o6		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,
Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions
Group) (2005-2014); Member of the Board of Trustees of New
York-Presbyterian Hospital (since 2005); Member (since 2004) and
Chair (since 2015) of the Board of Trustees of The John A. Hartford
Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.

■ ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (2010-2016); formerly, President and Principal
333 W. Wacker Drive	Board Member	2017	Executive Officer (2013-2016), and Senior Vice President and Chief	156
Chicago, IL 6o6o6		Class II	Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc.
(formerly, JPMorgan Funds Management, Inc. and formerly, One Group
Administrative Services) and JPMorgan Distribution Services, Inc.
(formerly, One Group Dealer Services, Inc.) (1999-2017).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds:

■ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since 2017), formerly, Managing Director
1962	Chief		(2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since
333 W. Wacker Drive	Administrative	2007	2017), formerly, Managing Director (2014-2017) of Nuveen Fund
Chicago, IL 6o6o6	Officer		Advisors, LLC.

■ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President
1979			(2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing
333 W. Wacker Drive	Vice President	2016	Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Chicago, IL 6o6o6	and Treasurer

■ WALTER M. KELLY			Managing Director (since 2017), formerly, Senior Vice President
1970	Chief Compliance		(2008-2017) of Nuveen.
333 W. Wacker Drive	Officer and	2003
Chicago, IL 6o6o6	Vice President

■ DAVID J. LAMB			Managing Director (since 2017), formerly, Senior Vice President of
1963			Nuveen (since 2006), Vice President prior to 2006.
333 W. Wacker Drive	Vice President	2015
Chicago, IL 6o6o6

■ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President
1961			(2014-2017) of Nuveen Securities, LLC.
333 W. Wacker Drive	Vice President	2002
Chicago, IL 6o6o6

■ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director
1974			(since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment
333 W. Wacker Drive	Vice President	2019	Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017);
Chicago, IL 6o6o6			Chartered Financial Analyst and Certified Financial Risk Manager.

■ JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior
1963			Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief
8500 Andrew Carnegie Blvd.	Vice President	2019	Investment and Model Risk Officer, Wealth & Investment Management Division,
Charlotte, NC 28262			Wells Fargo Bank (NA) (from 2013-2019).

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued):

■ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel
1966	Vice President		(since 2016) of Nuveen Investments, Inc., formerly, Executive Vice
333 W. Wacker Drive	and Assistant	2007	President (2016-2017) and Managing Director and Assistant Secretary
Chicago, IL 6o6o6	Secretary		(2008-2016); Senior Managing Director (since 2017) and Assistant
Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive
Vice President (2016-2017) and Managing Director (2008-2016); Senior
Managing Director (since 2017), Secretary (since 2016) and Co-General
Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive
Vice President (2016-2017), Managing Director (2008-2016) and Assistant
Secretary (2007-2016); Senior Managing Director (since 2017), Secretary
(since 2016) and Associate General Counsel (since 2011) of Nuveen Asset
Management, LLC, formerly Executive Vice President (2016-2017) and
Managing Director and Assistant Secretary (2011- 2016); Senior Managing
Director (since 2017) and Secretary (since 2016) of Nuveen Investments
Advisers, LLC, formerly Executive Vice President (2016- 2017); Vice President
(since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of
NWQ Investment Management Company, LLC, Symphony Asset
Management LLC, Santa Barbara Asset Management, LLC and Winslow
Capital Management, LLC (since 2010). Senior Managing Director (since 2017)
and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

■ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at
1973			Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC
8500 Andrew Carnegie Blvd.	Vice President	2019	(since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF
Charlotte, NC 28262			Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual
Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA
Separate Account VA-1 and the CREF Accounts; has held various positions with
TIAA since 2004.

■ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director
1966			(2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC
333 W. Wacker Drive	Vice President	2018	and Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017),
Chicago, IL 60606			formerly, Managing Director (2016-2017), Senior Vice President (2010-2016)
of Nuveen, has held various positions with Nuveen since 1991.

■ DEANN D. MORGAN			Executive Vice President, Global Head of Product at Nuveen (since November
1969			2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since March 2020);
100 Park Avenue	Vice President	2020	Managing Member MDR Collaboratory LLC (since 2018); Managing Director,
New York, NY 10016			Head of Wealth Management Product Structuring & COO Multi Asset Investing,
The Blackstone Group (2013-2017).

■ MICHAEL A. PERRY			Executive Vice President (since 2017), previously Managing Director
1967			from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative
333 W. Wacker Drive	Vice President	2017	Investments, LLC; Executive Vice President (since 2017), formerly,
Chicago, IL 6o6o6			Managing Director (2015-2017), of Nuveen Securities, LLC; formerly,
Managing Director (2010-2015) of UBS Securities, LLC.

■ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen
1971	Vice President		Securities, LLC; Managing Director (since 2017), formerly, Senior
333 W. Wacker Drive	and Assistant	2008	Vice President (2016-2017), Co-General Counsel (since 2019) and
Chicago, IL 6o6o6	Secretary		Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC;
Managing Director (since 2017), formerly, Senior Vice President
(2012-2017) and Associate General Counsel (since 2016), formerly,
Assistant General Counsel (2008-2016) of Nuveen.

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued):

■ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President
1975			(2016-2017) and Vice President (2011-2016) of Nuveen.
333 W. Wacker Drive	Vice President	2017
Chicago, IL 6o6o6

■ E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC
1973	Vice President		(since 2019), formerly, Managing Director; Senior Managing Director
TIAA	and Controller	2019	(since 2019), Nuveen Fund Advisers, LLC; Principal Financial Officer,
730 Third Avenue			Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds,
New York, NY 10017			the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer
(since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration
(2014-2015); has held various positions with TIAA since 2006.

■ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since
1968	Vice President		2008); Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC
333 W. Wacker Drive	and Assistant	2008	(since 2019); Vice President (since 2010) and Associate General Counsel
Chicago, IL 60606	Secretary		(since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.

■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen
1956	Vice President		Securities, LLC; Managing Director (since 2004) and Assistant Secretary
333 W. Wacker Drive	Secretary	1988	(since 1994) of Nuveen Investments, Inc.; Managing Director (since
Chicago, IL 60606			2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011)
of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and
Associate General Counsel of Nuveen Asset Management, LLC (since 2011);
Vice President (since 2017), formerly, Managing Director (2003-2017) and
Assistant Secretary (since 2003) of Symphony Asset Management LLC;
Managing Director and Assistant Secretary (since 2002) of Nuveen Investments
Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment
Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC
(since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered
Financial Analyst.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-B-0320D 1172662-INV-Y-05/21

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Select Tax-Free Income Portfolio 3

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
March 31, 2020	$25,240	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

March 31, 2019	$24,750	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
March 31, 2020	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
March 31, 2019	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
March 31, 2020	$ 0	$ 0	$ 0	$ 0
March 31, 2019	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale and Carole E. Stone, Chair.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individual at the Sub-Adviser (the “Portfolio Manager”) has primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Michael Hamilton, Managing Director, manages tax-exempt fixed income portfolios for Nuveen.  He began working in the investment industry when he joined the firm in 1989, as a fixed-income fund manager and trader.  He became a portfolio manager in 1992. He received a B.A. from Albertson’s College of Idaho and an M.B.A. from Western Washington University. He is a member of the Portland Society of Financial Analysts. Currently, he manages investments for 11 Nuveen-sponsored investment companies.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Michael Hamilton	Registered Investment Company	10	$2.36 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	1	$27.1 million
*	Assets are as of March 31, 2020. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio manager’s compensation is as follows:
Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.
Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.
Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.
Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.
Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NXR SECURITIES AS OF MARCH 31, 2020

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Michael Hamilton	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Select Tax-Free Income Portfolio 3

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: June 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: June 5, 2020

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: June 5, 2020